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                                     NOTICE
                                       OF
                    ACTION OF STOCKHOLDERS BY WRITTEN CONSENT

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C

                 Proxy Statement Pursuant to Section 14C of the
                         Securities Exchange Act of 1934

Filed by the Registrant |_| Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary INFORMATION Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|_|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to ss.240.14a-12

                          MEDISCIENCE TECHNOLOGY CORP.
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|_|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------
      (2)   Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------
      (4)   Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------
      (5)   Total fee paid:

      --------------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      --------------------------------------------------------------------------
      (2)   Form, Schedule or Registration Statement No.:

      --------------------------------------------------------------------------
      (3)   Filing Party:

      --------------------------------------------------------------------------
      (4)   Date Filed:

Peter Katevatis Chairman, & CEO
Michael Engelhart President/COO              Mediscience Technology Corp
                                             1235 Folkstone Way
                                             Cherry Hill NJ 08034

                                     NOTICE
                                       OF
                    ACTION OF STOCKHOLDERS BY WRITTEN CONSENT

                               January   , 2004

Dear Stockholders:

A Mediscience Technology Corp. shareholders action based upon written authorization and consent and constituting a quorum of shareholders entitled to vote as of the close of business on ________2003, the record date will take place on____________ at 2:00 p.m., in________________
_____________________________. Notice is hereby given that we expect written consents in lieu of a meeting from stockholders representing a majority of our outstanding shares of common stock approving the following agenda items. There are 39,372,753 shares of our common stock outstanding each share is entitled to one vote. During this meeting, we will discuss each item of business described in the attached Information Statement SEC schedule 14C. Prior to the mailing of the definitive Information Statement, certain of our officers and directors and their affiliates, will collectively hold a majority of our outstanding common stock, signed written consents approving the following agenda items. As a result, the agenda items will be approved and neither a meeting of our stockholders nor additional written consents will be necessary.

                                AGENDA PROPOSALS

1. A Proposal to increase Mediscience authorized common shares from the present forty million to two hundred million with the immediate amendment of the first sentence the October 30, 1991 Mediscience New Jersey Certificate of Incorporation Article III to reflect the new authorized common shares Amendment to increase authorized common stock to 200,000,000 (two hundred million shares) from 40 million to be amended to read as follows:

"The aggregate number of shares which the Corporation shall have authority to issue is 200,000,000 shares of capital stock, par value $.01 per share, of which 50,000 shares are designated Preferred Stock par value $.01 per share,, and 199,950,000 shares are designated Common Stock."

The present certificate of incorporation (NJ) dated October 30, 1991 provides for authorized shares of forty (40,000,000) million common, Mediscience presently has 39,372,753, issued and outstanding Common this is obviously inadequate for present and future corporate purposes and obligations.

2.The Ratification of 2003 Consultants Stock Plan (option/warrant/award) (see
A-1)

3.The Adoption of the 1999 Board Approved Incentive Stock Plan (see B-1)

4. Elect seven (7) directors: Directors to be elected for the forthcoming year and to serve until their successors shall be elected and shall qualify

5. Act upon a proposal to ratify the appointment of Parente RandolphsLLP as the Company's independent public accountants for 2004;

Future corporate action e.g private placements, issuance of additional shares for research and development in cancer technology,issuance of common shares pursuant to either the Consultant or Incentive option plans, completion of FDA clinical trials, repayment of debt and working capital will cause future dilution to the holdings of the current Company stockholders and may effect the market value at that time of the currently issued and outstanding shares of common stock

Management anticipates that the company's certificate of Incorporation will be so amended on or shortly after January 2004 (20 days after the date of mailing of this information statement to the shareholders.

Each Item (1,2,34,5) of business requires the affirmative vote of a majority of the authorized and issued shares. Under NJ corporation Law and the bylaws of the Company

Michael Engelhart President /COO                    Peter Katevatis Chairman/CEO

                                TABLE OF CONTENTS

Meeting Information notice based upon written authorization and consent and constituting a quorum of shareholders entitled to vote

Questions and Answers About the Annual Meeting and Voting                      5

                                    PROPOSALS

1. Proposal to increase Mediscience authorized common shares from the present forty million to two hundred million with the immediate amendment of the first sentence the October 30, 1991 Mediscience New Jersey Certificate of Incorporation Article III to reflect the new authorized common shares Amendment to increase authorized common stock to 200,000,000 (two hundred million shares) from 40 million to be amended to read as follows:

"The aggregate number of shares which the Corporation shall have authority to issue is 200,000,000 shares of capital stock, par value $.01 per share, of which 50,000 shares are designated Preferred Stock par value $.01 per
share,, and 199,950,000 shares are designated Common Stock."                   7

2 Appendix A Ratification of 2003 Consultants Stock Plan
(option/warrant/award)                                          A-1            9

3 Appendix B Adoption of the 1999 Board Approved Incentive
Stock Plan                                                      B-1            9

4 Election of Board Member--Directors                                         10

     Board's Role in Strategic Planning                                       12
     Compensation of Directors                                                13

     Security Ownership of Certain Beneficial Owners and Management           14
     Compensation and Benefits Committee Report on Executive Compensation     18
     Summary Compensation Table                                               19
     Option/SAR Grants in Last Fiscal Year                                     8
     Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End
       Option/SAR Values Employment contracts--Engelhart/Alfano/Katevatis     20

       RFCUNY RESEARCH AGREEMENT                                              21
       Indebtedness of Management                                             22
       Performance Graph                                                      23

       Section 16(a) Beneficial Ownership Reporting Compliance                25

5 Proposal to ratify the appointment of Parente Randolph LLP as the
Company's independent public accountants for 2004;                            25

Registrants 10-K 2003 10-Q October 14, 2003 referenced to SEC EDGAR
filings and Company Web Site Medisciencetech.com                              46

Other Matters

                          MEDISCIENCE TECHNOLOGY CORP.

                     1235 Folkstone Way Cherry Hill NJ 08034
                          (856) 428 7952 METPK@aol.com

                                                                January   , 2003

                       Information Statement SEC form 14C

                                   ----------

                              QUESTIONS AND ANSWERS

--------------------------------------------------------------------------------

Q:    Why did I receive this information statement?

A: The Company is advising you of this meeting because you are a stockholder at the close of business on ___________, the record date.

This Information statement is being mailed to stockholders beginning _______. The Information statement summarizes the information you need to know.

Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A: If your shares are registered directly in your name with Mediscience transfer agent, Registrar & Transfer Co. 10 Commerce Dr. Cranford NJ,07016, you are considered, with respect to those shares, the "stockholder of record." The Information statement, has been sent directly to you by the Company

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of shares held in street name. The Information statement has been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record.

--------------------------------------------------------------------------------

Q:    What is "householding" and how does it affect me?

A: Mediscience has adopted the process called "householding" for mailing the information statement in order to reduce printing costs and postage fees. Householding means that stockholders who share the same last name and address will receive only one copy , unless we receive contrary instructions from any stockholder at that address Mediscience will continue to mail its material to each stockholder of record.

      If you prefer to receive copies of the Information statement and 10-K 2003 annual report, 10-Q October. 14, 2003 at the same address, additional copies will be provided to you promptly upon request. If you are a stockholder of record, you may contact us by writing to Mediscience Stockholder Services, attention Ms.Victoria Hale 161 North Franklin Turnpike, Ramsey NJ 07446 or by calling our number 201 925 5077 .

      Eligible stockholders of record receiving multiple copies of the annual report documents and proxy statement can request householding by contacting Mediscience in the same manner.

Q. Can I access the Information statement and annual report on the Internet instead of receiving paper copies?

A: This Information statement and the 2003 annual report 10-Q October. 14, 2003 are available through

      SEC EDGAR and located on Mediscience web site. MEDISCIENCETECH.com

--------------------------------------------------------------------------------

Q.    What will be voted upon covered by this information statement?

1 The increase of Mediscience authorized common shares from the present forty million to two hundred million with the immediate amendment of the first sentence the Mediscience New Jersey Certificate of Incorporation Article III to reflect the new authorized common shares Amendment to increase authorized common stock to 200,000,000 (two hundred million shares) from 40 million Note: Future corporate action e.g private placements, issuance of additional shares for research and development in cancer technology, issuance of common stock pursuant to either the Consultant or Incentive option plans, completion of FDA clinical trials, repayment of debt and working capital will cause future dilution to the holdings of the current Company stockholders and may effect the market value at that time of the currently issued and outstanding shares of common stock.

2 Adoption 2003 Consultants Stock Plan (option/warrant/award)

3 Adoption of the Mediscience 1999 Incentive Stock Plan

4. Election of seven (7) directors:

5 Ratification of the appointment of Parante Randolph LLP as independent public accountants for 2004; and

Q:    What is the voting requirement for the proposals?

A: Each Item of business requires the affirmative vote of a majority of the authorized and issued shares. Under NJ corporation Law and the bylaws of the Company

Q:    Who will count the vote at your consent meeting?

A: Representatives of Registrar & Transfer Inc. will tabulate the votes and act as inspectors of election.

Q     What constitutes a quorum?

A: As of the record date, 39,372,753 shares of Mediscience Common Stock were issued and outstanding. of 40,000,000 authorized. A majority of the outstanding shares, present or represented by proxy, constitutes a quorum for the purpose of adopting proposals at the Meeting.

Q: Are there any stockholders who own more than 5 percent of the Company's shares?

A: According to Mediscience 2003 10-K filing made with the Securities and Exchange Commission on February 28, 2003 and 10-Q 11-14-2003, Peter Katevatis owns approximately 17% percent and John Kennedy owns 7.5% of the Company's outstanding Common Stock. And 2,000,000 shares beneficially owned by Allen & Company, Inc., approx. 5.01% equity in Registrant

      See "Security Ownership of Certain Beneficial Owners and Management" infra.for more information.

A: Registrar & Transfer Co. has been hired by the Company to assist in the distribution of Information statement materials for $_____, plus reasonable out-of-pocket expenses. Employees, officers and directors of the Company may also solicit proxies.

--------------------------------------------------------------------------------

Q:    What is the Company's Web address?

A:    Mediscience Technology Corp. home page is www. Medisciencetech.com. see:

      o Policies of the Board--a statement of Mediscience corporate governance principles; and

      o Mediscience Board Committee Charters--Audit Committee, Committee on Corporate

            Governance, and Compensation and Benefits Committee. Board of Directors Ethics

                                     AGENDA

                       PROPOSAL no. 1 increase Mediscience
 authorized common shares from the present forty million to two hundred million

Presently there are 39,372,753 shares of Mediscience Common Stock issued and outstanding. of 40,000,000 authorized. The immediate amendment of the first sentence the Mediscience New Jersey Certificate of Incorporation Article III to reflect the new authorized common shares will increase authorized common stock to 200,000,000 (two hundred million shares). The Company could not succeed in any future funding with the present authorized number of common shares. This is a fundamental and material issue since should the company attract private investment it would require the ability to issue a significant and material number of its shares. The Company's common stock trades on the OTC-BB exchange in the range of $.010 to $.035 (see stock price chart infra pg.23). In light of the current market for the company's shares there would be necessary and considerable dilution to the existing shareholders should the there be a significant future a private placement of its shares.

The board of directors does not have any present intent to raise capital through sales of the Company's securities in a public offering or to acquire other business entities using the Company's common stock as the consideration for such increase. Future corporate action e.g. private placements, issuance of additional shares for research and development in cancer technology, issuance of common stock pursuant to either the Consultant A-1 or Incentive Option Plans B-1 (pg 9 and Appendix), completion of future FDA clinical trials, repayment of debt through conversion to shares (see founders Alfano/Katevatis contracts (pg. 20) infra) and working capital, will cause significant future dilution to the holdings of the current Company stockholders and may effect the market value at that time of the currently issued and outstanding shares of common stock. Additionally the Board of directors and/or management will not require shareholder approval for any of the above potential Company actions. The company will seek shareholder approval in all cases required and appropriate by virtue of Federal SEC or State of New Jersey Corporate Securities legislation.

                  Summary of Share Increase Company obligations

Present Issued shares                39,372,753
Presently Authorized                 40,000,000

If option obligations satisfied the company would need an additional: 4,500,000 shares to cover on conversion at present average share price of $0.30 (see following immediate and prospective obligations for the issuance of shares significant and material to the company's requirement for this Proposals approval):-)

1. Michael Engelhart COO contract provides him options to purchase 1,800,000 Common at $1.00 per share and 200,000 options of Common at $.025 per share. A total of 2,000,000 shares Common (see contracts)

2. RFCUNY contract provides options / warrants for Mediscience common totaling One Million one hundred thousand (1,100,000) legend SEC 144 shares. (See contracts)

3. Peter Katevatis Pres/CEO and Dr. Alfano principal scientific advisor have agreed to forbear any and all collection action against Mediscience for accrued salary and related contractually entitled items including forgiveness of interest in exchange for the option of converting such accrued debts into MTC common stock on the basis of (0.25 cents), which was above the average High Bid price on June 9 through the 12th 1998, which was 0.15 cents. Said option is unlimited in duration. Should MTC receive funding Katevatis and Alfano may elect to receive all or part of such accrued debt in cash and/or shares. This right shall be assignable in whole or in part without condition to any assignee or heirs and in no way is intended to negate the corporate debt accrued and owing to Katevatis/ Alfano. This offer by Katevatis/ Alfano was unanimously accepted by the Board of Directors December 4, 1998 and continues in effect. Effective February 28, 2003, Peter Katevatis Esq. Base salary accrued to date was $200,000 Effective February 28, 2003 Dr. Robert Affano base salary accrued to date was $150,000. On conversion at the present average share price of $0.30 this would represent the need to issue a minimum of an additional 1,400,000 shares of common.

SEC 34-15230 10-13-78: Anti-Takeover measures--This increase of Mediscience authorized common shares from the present forty million to two hundred million is not in response to any present, threatened or anticipated take-over indication or action. The Company has no Anti-takeover plan either as a management matter or /Board of Director Minutes action or as an existing or contemplated provision of the company's bylaws.

STOCK OPTIONS

The following table provides information on stock options granted in 2003 to the Company's executive officer named in the Summary Compensation Table and stock options granted. The table also shows the hypothetical gains that would exist for the options at the end of their three-year contract term for Michael Engelhart COO at assumed compound rates of stock appreciation of 25 percent and 50 percent. The actual future value of the options will depend on the market value of the Company's Common Stock. All option exercise prices are based on fair market value on the date of grant.

                      Option/SAR Grants In Last Fiscal Year

                                                Individual Grants(a)
                       -----------------------------------------------------------------------       Potential Realizable Value
                                                       Percent of                                      at Assumed Annual Rates
                                       Number of         Total                                       of Stock Price Appreciation
                                       Securities       Options/                                         For Option Term (b)
                                       Underlying         SARs                                      -----------------------------
                                        Options/       Granted To      Exercise
                           Date           SARs        Employees in      or Base
                            of          Granted          Fiscal          Price    Expiration
       Name               Grant           (#)             Year          ($/Sh)       Date          0%($)
       ----               -----        ----------     ------------     --------   ----------       -----
Michael Engelhart      April 1 2003       200,000         100%           .025     April 1 2006      100%      $  100,000     0.12

                                        1,800,000         100%           1.00    April 1, 2005      100%      $3,600,000     0.12

All Employees
as a Group (c)                          2,000,000         100%            (c)    April 1, 2006      100%      $3,700,000      (d)

Total potential stock price appreciation from April 1, 2003 to April 1, 2006
at assumed rates of stock price appreciation (e)                                                    100%      $2,016,000+     --

----------
(a) Options granted under the ISP to the Company's executive officers named in the Summary Compensation Table become exercisable in equal installments on Milestone achievements

(b) These amounts, based on assumed appreciation rates of 100 percent rates ($.25 to $.50 on 200,000 shs. And $.012 to $2.00 on 1,800,000 shs
      suggested as prescribed by the Securities and Exchange Commission rules, are not intended to forecast possible future appreciation, if any, of the Company's stock price.

(c) Options were granted under the ISP throughout 2003 with various vesting contract milestone schedules and contract expiration date of April 1, 2006

(d) No gain to the optionees is possible without an increase in stock price, which will benefit all stockholders.

(e) Based on a price of $ 012 on February 28, 2003, and a total of 37,682.139 shares of Mediscience Technology Corp. Common Stock outstanding on February 28, 2003.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR
Values: NONE

Equity Compensation Plan Information NONE

Description of Non-Stockholder Approved Equity Plans: NONE

                   PROPOSAL NO. 2 CONSULTANTS STOCK PLAN 2003

On December 22, 2003, our Board of Directors adopted, subject to shareholder approval, the Mediscience Technology Corp. 2003 Consultants Stock Option, Stock Warrant and Stock Award Plan (the "2003 Consultants Plan"). The purpose of the 2003 Consultants Plan is to enable us to pay for certain consulting services provided to us by individuals with our equity securities when it is in our best interest to do so to preserve cash for other purposes, and to provide these persons with an additional incentive to contribute to our success see appendix A-1 below

                    PROPOSAL NO. 3 1999 INCENTIVE STOCK PLAN

                             see Appendix B-1 below

There will be presented to the meeting a proposal to adopt the 1999 Incentive Stock Plan (the "Plan") previously approved by the board of directors and referenced in SEC EDGAR 10-K filings 1999 thru 2003. The Board of Directors believes stock options and other stock-based incentives play an important role in retaining the services of outstanding personnel and in encouraging such employees to have a greater financial investment in the Company (although the Plan does not necessarily require them to hold for investment the stock received under the Plan). The Board of Directors has approved the 1999 Incentive Stock Plan and directed that it be submitted to stockholders for approval. Our present contract with Mr. Engelhart requires the reservation of up to 2,000,000 shares of the company's common this is a material issue for the company to resolve.

The proposed Plan is set forth in detail Appendix A -1. Primary aspects of the proposed Plan are as follows: The 1999 Plan actually consists of six different plans:

      o     a plan which contemplates the grant of incentive stock options;

      o a plan which contemplates the grant of non-qualified stock options (which we refer to as "supplemental stock options");

      o     a plan which contemplates the grant of stock appreciation rights;

      o     a plan which contemplates the grant of performance shares;

      o a plan which contemplates the grant of stock options and other awards to directors; and

      o a plan which contemplates the grant of stock options and other awards to members of any advisory board.

If approved, the Plan will be effective ApriI 1, 2003 and will terminate on April 1, 2013, unless terminated earlier by the Board of Directors or extended by the Board with the approval of the stockholders. The Board may amend the Plan as it deems advisable but, if the Securities Exchange Act of 1934 requires the Company to obtain stockholder approval, then such approval will be sought. Unless approved by stockholders or as specifically otherwise required by the Plan (for example, in the case of a stock split), no adjustments or reduction of the exercise price of any outstanding incentive may be made in the event of a decline in stock price, either by reducing the exercise price of outstanding incentives or by cancelling outstanding incentives in connection with regranting incentives at a lower price to the same individual. Options and/or option rights (see referenced SEC EDGAR 10-K-2003) Co-Founders Alfano-Katevatis grandfathered and established option conversion and assignment rights* below) not grandfathered are not assignable or transferable except for limited circumstances upon a grantee's death, or pursuant to rules that may be adopted by the Committee. The Committee may establish rules and procedures to permit a grantee to defer recognition of income or gain for incentives under the Plan.

* Peter Katevatis Pres/CEO and Dr. Alfano principal scientific advisor have agreed to forbear any and all collection action against Mediscience for accrued salary and related contractually entitled items including forgiveness of interest in exchange for the option of converting such accrued debts into MTC common stock on the basis of (0.25 cents), which is above the average High Bid price on June 9 through the 12th 1998, which was 0.15 cents. Said option to be unlimited in duration. Should MTC receive funding Katevatis and Alfano may elect to receive all or part of such accrued debt in cash/shares. This right shall be assignable in whole or in part without condition to any assignee or heirs and in no way is intended to negate the corporate debt accrued and owing to Katevatis/ Alfano. This offer by Katevatis/ Alfano was unanimously accepted by the Board of Directors December 4,1998 and continues in effect.

Vote Required Our proposed 2003 Consultant Plan will be deemed approved if a majority of the votes cast at the meeting are cast for such proposal, assuming a quorum is present.

                    PROPOSAL No. 4 Election of Directors (7)

Present Directors are: Sidney Braginsky John M. Kennedy: William W. Armstrong Michael Engelhart John P. Matheu Michael N. Kouvatas . PETER Katevatis .Brief Information on them follows: see referenced 10-K 2003 for additional information.

 Name, Age and
   Year First                  Business Experience and Other Directorships
Elected Director                       or Significant Affiliations
----------------               -------------------------------------------

                        SIDNEY BRAGINSKY 62 was formerly with OLYMPUS OPTICAL LTD for 27 years most recently as President CEO of OLYMPUS AMERICA, Inc., the Olympus US subsidiary. OLYMPUS LTD. is a multi-national corporation headquartered in Tokyo Japan and a world leader in microscopes, endoscopes, automatic blood and fluid chemistry analyzers measuring research, industrial and consumer products. Chairman of Double D Venture Funds LLC and Chairman of the Board of City College of New York's Robert Chambers Laboratory

                        JOHN M. KENNEDY 67 currently serves a Vice President and Secretary of the Company, as well as being a director of the Company since 1982 and audit committee chairman since 2000. Mr. Kennedy has served the Company as Vice President since 1983, as Treasurer from 1984 to January, 1996 and as secretary since 1986. Mr. Kennedy is Chairman of the Board, Secretary-Treasurer and General Manager, of Pepco Manufacturing Co., a sheet metal fabricator for the electronics industry located in Somerdale, New Jersey. Mr. Kennedy also was a director and member of the Audit Committee of First Peoples Bank of New Jersey from 1979 and also served as a member of its executive board until 1994 when Core-States Bank purchased First Peoples Bank. Mr. Kennedy is a member and the Chairman of the Mediscience Audit Committee

                        WILLIAM W. ARMSTRONG 86 has served as a director of the Company since 1978 and audit committee member since 2000. He has been in retirement since 1982 following a 36 year career as a research scientist with Pfizer Inc, a world wide health care, personal care and specialty chemicals manufacturer headquartered in New York City. Since his retirement, Mr. Armstrong has continued to serve as a consultant to Pfizer concerning programs involved with disperse systems and complex liquids his field of expertise. He has been awarded 14 patents concerned in general with therapeutic agent dosage delivery systems. Mr. Armstrong is a member of the Mediscience Audit Committee

                        MICHAEL ENGELHART 42 effective April 26, 2003, Michael Engelhart has been appointed President and Chief Operating Officer based on a three year contract with warrants expiring on April 286, 2006. Mr. Engelhart is President/CEO of THMGROUP LLC, Ramsey NJ as Registrant's contracted and Board approved exclusive advisor to explore options for the commercialization of its technology.

                        Registrants 8-K dated January 22, 2003 is incorporated herein by reference, Registrants 8-K dated March 13, 2003 is incorporated by reference.

                        JOHN P. MATHEU 81 has served as a director of the Company since July 1996, and audit committee member since 2000. Mr. Matheu is currently general partner and co-founder of MATCO & Associates, a firm specializing in providing management consulting services to decision makers in biopharmaceutical, medical devices and health care firms. Previously, he was employed by Pfizer Inc. during which time he held a wide range of management positions primarily in distribution, marketing and sales. Mr. Matheu is a member of the Mediscience Audit Committee.

                        MICHAEL N. KOUVATAS 77 has served as a Director of the Company since 1971. For the past 10 years Mr. Kouvatas has been an attorney with offices in Haddonfield, New Jersey.

                        PETER KATEVATIS ESQ. 70 presently continues to serve as Chairman Chief Executive Officer, he has served as Chairman of the Board of Directors and CEO since 1993 and continues in that capacity as of April 26, 2003 when Michael Engelhart by contract became President, and COO. Katevatis also served as President and Chief Executive Officer of the Company from November, 1983 and served as director of the Company since 1981. From 1981 until his election as President and Chief Executive Officer, Mr. Katevatis was a Vice President of the Company. Mr. Katevatis was elected Treasurer of the Company in January, 1996. Mr. Katevatis has been a practicing attorney in Philadelphia, PA and Marlton, New Jersey, and is also licensed as an attorney in the State of New York and in the District of Columbia. Mr. Katevatis was a trustee of the New Jersey State's Police and Fireman Retirement Pension Fund and served as a member of the State of New Jersey Investment Council from 1990 until December, 1992.

                        There are no family relationships among directors and, to the knowledge of the Company, there have been no legal proceedings or judgments during the past five years which would be material to the evaluation of the ability and integrity of any director.

Board Committees

      The Board of Directors has six structured standing committees: Audit Committee, Committee on Corporate Governance, Compensation and Benefits Committee, Executive Committee, Finance Committee, and Committee on Public Policy and Social Responsibility. Members of the individual committees are named below:

                                                                                                                       Committee on
                          Committee on                                                                                 Public Policy
                           Corporate            Compensation and                                                        and Social
      Audit                Governance               Benefits                Executive                Finance          Responsibility
      ----             -----------------        -----------------       -----------------      -----------------      --------------
John Kennedy*          John Kennedy*            John kennedy*           John kennedy           John Kennedy*           All directors
John Matheu            John Matheu              William Armstrong       Michael Engelhart      Michael Kouvatas
William Armstrong      William Armstrong        Sidney Braginsky        Peter Katevatis*       William Armstrong

----------
(*)   Chairperson

      The Audit Committee, comprised of independent directors, is governed by a Board approved charter that contains, the Committee's membership requirements and responsibilities. The Audit Committee oversees Company accounting, financial reporting process, internal controls and audits, consults with management, the internal auditors and the independent public accountants on, matters related to the annual audit, the published financial statements and the accounting principles applied. The Audit Committee appoints, evaluates and retains the Company's independent public accountants. It maintains direct responsibility for the compensation, termination and oversight of the Company's independent public accountants and evaluates the independent public accountants' qualifications, performance and independence. It approves all services provided to the Company by the independent public accountants and reviews all non-attest services to ensure they are permitted under current law. The Committee monitors compliance with the Foreign Corrupt Practices Act and Company's policies on ethical business practices and reports to the Board. It will establish policies and procedures for the pre-approval of services provided by the independent public accountants. The Audit Committee will establish procedures for the receipt, retention and treatment, on a confidential basis, of complaints received by the Company, including the Board and the Audit Committee, regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees regarding questionable accounting or auditing matters. The Audit Committee's Report is included on page 28 of this information statement. Its Charter is is available on the Company's website. MEDEISCIENCETECH.com

      Financial Expert on Audit Committee: The Board has determined that John Kennedy who currently is President CEO and Chief Financial Officer of PEPCO Corporation, and who previously was the chairman of the audit committee of Peoples Bank of NJ, is the audit committee financial expert. The Board made a qualitative assessment of John Kennedy's level of knowledge and experience based on a number of factors, including his education and experience.

      The Committee on Corporate Governance, is comprised of independent directors, considers and makes recommendations on matters related to the practices, policies and procedures of the Board and takes a leadership role in shaping the corporate governance of the Company. As part of its duties, the Committee assesses the size, structure and composition of the Board and Board Committees . The Committee also acts as a screening and nominating committee for candidates considered for election to the Board. In this capacity it concerns itself with the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors, and evaluates prospective nominees identified by the Committee on its own initiative or referred to it by other Board members, management, stockholders or external sources.

      The Compensation and Benefits Committee, which is comprised of independent directors, consults generally with management on matters concerning executive compensation and on pension, savings and welfare benefit plans where Board or stockholder action is or may be contemplated with respect to the adoption of or amendments to such plans. It makes recommendations to the Board of Directors on compensation generally, executive officer salaries, bonus awards and stock option grants, special awards and supplemental compensation. The Committee makes recommendations on organization, succession, the election of officers, consultantships and similar matters.

      The Executive Committee acts for the Board of Directors when formal Board action is required between meetings in connection with matters already approved in principle by the full Board or to fulfill the formal duties of the Board.

      The Finance Committee, which is comprised of independent directors, considers and makes recommendations on matters related to the financial affairs and policies of the Company, including capital structure issues, dividend policy, investment and debt policies, asset and portfolio management and financial transactions, all as necessary.

      The Committee on Public Policy and Social Responsibility, which is comprised of independent directors, advises the Board of Directors and management on Company policies and practices that pertain to the Company's responsibilities as a global corporate citizen, its obligations as a Bio-Medical company whose products and services affect health and quality of life around the world.

Board and Board Committee Meetings

      In 2003, the Board of Directors met 2 times. Board committees met as follows during 2003: Committee on Corporate Governance, 2 times; Audit Committee 4 times with auditors; Compensation and Benefits Committee, 1 time; Committee on Public Policy and Social Responsibility, 0 time; and Finance Committee, 4. No meetings of the Executive Committee were held in 2003. All incumbent directors attended 90 percent of the meetings of the Board and of the committees on which they served.

      The Chairpersons of the Audit Committee, the Committee on Corporate Governance, and the Compensation and Benefits Committee will each participate in any future executive session.

Compensation Committee Interlocks and Insider Participation NONE

Independence of Directors

The Board of Directors has determined that to be considered independent, an outside director may not have a direct or indirect material relationship with the Company. A material relationship is one which impairs or inhibits--or has the potential to impair or inhibit--a director's exercise of critical and disinterested judgment on behalf of the Company and its stockholders. In determining whether a material relationship exists. The Board consults with the Company's counsel to ensure that the Board's determinations are consistent with all relevant securities and other laws, recent relevant cases and regulations regarding the definition of "independent director," "business judgment" including those set forth in listing standards of the New York Stock Exchange as in effect from time to time.

      Consistent with these considerations, the Board affirmatively has determined that all directors are independent directors except Mr. Michael Engelhart, and Peter Katevatis Esq. who are Company contracted employees. (see below)

Relationships with Outside Firms

      Peter Katevatis Esq..is a director of the Company and in 2003 was the President and Chief Executive Officer. Peter Katevatis esq. PC., provided legal services to the Company during 2003 (see Excecutive and other compensation)

      Michael Engelhart President COO is a director of the Company and in 2003 by agreement also the company's investment manager. Mr. Engelhart is President/CEO of THMGROUP LLC, Ramsey NJ see SEC EDGAR 8-K Report January 22. 2003 "On January 13, 2003 Mediscience Technology Corp. entered into an agreement with THMGROUP of Ramsey NJ as exclusive advisor to explore commercialization of Registrants technology applications."

..

      Board's Role in Strategic Planning

      The Board of Directors has the legal responsibility for overseeing the affairs of the Company and, thus, an obligation to keep informed about the Company's business and strategies. This enables the Board to provide guidance to management in formulating and developing plans and to exercise independently its decision-making authority. Acting as a full Board and through the Board's standing committees (Audit, Committee on Corporate Governance, Compensation and Benefits, Executive, Finance, and Committee on Public Policy and Social Responsibility), the Board is fully involved in the Company's strategic planning process. At subsequent Board meetings, the Board continues to substantively review the Company's progress against its strategic plans and to exercise oversight and decision-making authority regarding strategic areas of importance and associated funding needs. For example, the Board typically reviews the Company's overall quarterly and annual performance and considers the operating budget and capital needs. Board meetings also target specific strategies important to the Company e.g funding needs, RFCUNY research and FDA issues.

The role that the Board plays is inextricably linked to the development and review of the Company's future. Through these procedures, the Board, consistent with good corporate governance, encourages the long-term success of the Company by exercising sound and independent "business judgment" on the strategic issues that are important to the Company's business.

CODE OF ETHICS subscribed to by all Officers and Directors

Purpose: written standards designed to defer wrongdoing and to promote honesty and ethical conduct at all times material to the best interests of our shareholders and the investment public.

1. At all times--ethical handling of any actual or apparent conflicts of interest between any personal and professional relationships of our Officers. Director

2. At all times full, fair, accurate, timely and clearly understandable disclosure in all our reports and documents filed with or submitted to the SEC and any and all public communications. Where material such public communications to be both *-K filings and posted on MEDISCIENCETECH.com the company web site.

3. At all times to be in full compliance with applicable state and federal laws, rules and regulations.

4. To promptly report internally to the appropriate party any infraction and hold accountable responsible parties for breach of the Code of Ethics.

Any change to or a waiver of the above code of ethics will be reported within 5 business days either on an 8-K filing or a posting of notice on the Company's web site MEDISCIENCETECH.com as required under present SEC guidelines.

Compensation of Directors: No Director of the Company presently receives any compensation for serving on the board.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information at February 28, 2003 with respect to (i) those persons known by the Company to be the owners of more than 5% of the Company's Common Stock, (ii) the ownership of the Company's Common Stock by each director and (iii) the ownership of the Common Stock by all elective officers and directors of the Company as a group. Except as otherwise indicated, each of the stockholders named below has sole voting and investment power with respect to the Shares of Common Stock beneficially owned by him:

                                                Amount of Beneficial            Percentage of
        Name and Address                Ownership 10-K 2003/10-Q 10-14-03           Class
        ----------------                ---------------------------------           -----
        Peter Katevatis
        P.O. Box 598 08003
        Woodcrest Cherry Hill NJ        6,344,652 (1)(2)(3)(4)(5)(12)(15)(16)       17.0

        John M. Kennedy
        c/o Pepco Mfg.  Co.
        100 Somerdale, NJ 08083         2,677,933 (5)(6)(12)                         7.5

        William W. Armstrong
        P.O Box 607
        Tupper Lake, NY 2986              375,200 (5)(7)(12)                        0.10

        Michael Kouvatas
        27 Kings Highway
        East Haddonfield NJ 08033         684,666 (5)(8)(12)                         1.9

        Michael Engelhart Pres/COO (See his employment agreement)(10)
        161 North Franklin Turnpike,
        Ramsey NJ 07446

        Robert C. Miller
        c/o Allen &Company, Inc
        711 Fifth Avenue
        New York, NY 10022                      0 (14)                              0.00

        Dr. Robert R. Alfano
        c/o City College of CUNY
        Convent Avenue @ 138th Street
        New York, NY 10031              1,485,557 (11) (16)                          4.0

        All directors and officers as
        a group 7 persons              10,461,508 (13)                              30.5
                                                                                    ----

            --------------------------------------------------------

(1) Includes the issuance of a net of 398,167 restricted shares acquired by Mr. Katevatis pursuant to the exercise of stock options described in footnotes (5) and (12) below.

(2) Includes 824,500 restricted shares issued for past performance and services rendered to the Company.

(3) Includes 552,664 restricted shares issued in consideration for contractual reduction in salary.

(4) Excludes 200,000 shares owned by Mr. Katevatis's daughter as custodian for his grandchildren, and a total of 500,000 shares owned by his sons, as to all of which he disclaims beneficial ownership.

(5) On December 13, 1985 the Company granted stock options at an exercise price of $0.25 per share to the following Officers and Directors in exchange for cancellation of certain of the Company's accrued indebtedness to such persons, portions of which were assigned as follows: Mr. Katevatis received options to purchase 4,400,000 shares (2,200,000 of which were assigned by Mr. Katevatis to Mr. Kennedy); Winston Frost, a former Director, received options to purchase 476,000 shares, 238,000 of which were assigned by Mr. Frost to Mr. Armstrong; and Mr. Kouvatas received options to purchase 560,000 shares.

(6) Includes the issuance of a net of 1,833,333 restricted shares acquired by Mr. Kennedy pursuant to the exercise of stock options described in footnote (5) and (12). Also includes 100,000 shares registered in the name of Mr. Kennedy wife.

(7) Includes the issuance of a net of 65,000 restricted shares acquired by Mr. Armstrong pursuant to the exercise of stock options described in footnotes
      (5) and (12). Also included are 6,000 shares registered in the name of Mr. Armstrong's wife.

(8) Includes the issuance of a net of 466,666 restricted shares acquired by Mr. Kouvatas pursuant to the exercise of stock options describe in footnotes (5) and (12). Also included are 14,000 shares owned by Mr. Kouvatas's wife; 6000 shares for which Mr. Kouvatas is custodian for three
      (3) of his children and 36,000 shares for which Mr. Kouvatas's daughter is custodian for her two children under the New Jersey Uniform Gift to Minors Act; and 30,000 shares registered in the names of each his children.

(9) Includes the issuance of a net of 65,000 restricted shares acquired by Mr. Krum pursuant to the exercise of stock options on May 1, 1997; also includes 6000 shares registered in the name of his wife's IRA.

(10)  See Engelhart employment agreenment for terms

(11) Includes 44,000 shares owned by Dr. Alfano's daughter and 44,000 shares held by Dr. Alfano's wife in trust for their minor son.

(12) In April 1996, Messrs. Katevatis, Kouvatas, Kennedy and Armstrong, directors and shareholders of the Company, collectively exercised options for 2,763,166 shares of the Company's common stock at no cost in consideration for the cancellation of the remaining 452,582 options held by these individuals. The exercise price for these options was $0.25 per share and accordingly, the Company recorded $690,792 as additional compensation expense.

(13) Includes the shares described in notes (1), (6), (7), (8), (9) and (10) above.

(14) Excludes 3,041,500 shares beneficially owned by Allen & Company, Incorporated, (8.5%- includes 1,041,500 warrants) reflected in Amendment No. 6 to their Schedule SC13G/A dated 2/14/02 filed by Allen & Co. Mr. Miller is a vice president and a director of Allen & Company, Incorporated. Allen Warrant expired April 6, 2003 benficial ownership reduced to 2,041,500.

(15) On Dec.1 2001 with the unanimous approval of the Board of Directors the Series A preferred was by agreement converted at the rate of ten (10) shares of Mediscience Common for each share of preferred with a total issuance of 20,740 shares to the eight (8) holders. This transaction was valued at $1.00 per share in the conversion. Peter Katevatis owned 122 shares of the Series "A" 1972 Preferred which he converted into 1,220 shares of Common Restricted per Rule 144 Sec Act of 1933.

(16) 10-Q October 14, 2003 In August of 2003 the company issued 1,619,057 shares of common stock to Peter Katevatis, Chairman/ CEO and 71,557 shares of common stock to Dr.Robert Alfano co-founders at par value of .01 per share in accordance with their contractual anti-dilution rights with the company. The anti-dilution rights are exercisable at their sole discretion and are for established valuable consideration, and per auditor certified vested contractual rights 17% Katevatis and 4% Dr. Robert Alfano anti-dilution rights. Katevatis directed his 1,619,057 shares issued as follows: 1,000,000 Peter Katevatis as to the following parties he asserts no control and disclaims beneficial ownership. 300,000 Marie Sten, 219,057 Robert J. Katevatis, 100,000 Peter J. Katevatis

   Compensation and Benefits committee Report on TOTAL Executive Compensation

      The Compensation and Benefits Committee of the Board (the "Committee") approves compensation objectives and policies for all employees and sets compensation for the Company's executive officers, including the individuals named in the Summary Compensation Table. The Committee is comprised entirely of independent directors.

                             Objectives and Policies

      The Committee seeks to ensure that:

      o rewards are closely linked to Company team and individual performance;

      o the interests of the Company's employees are aligned with those of its stockholders through potential stock ownership; and

      o compensation and benefits are set at levels that enable the Company to attract and retain the high-quality employees it needs.

The Committee applies these objectives and policies through the broad and deep availability of both performance-based cash incentives and stock option grants.

      Further, consistent with the long-term focus inherent within the Company's R&D-based business, it is the policy of the Committee to make a high proportion of executive officer compensation dependent on long-term performance and on enhancing stockholder value.

To properly implement this corporate pupose it is important that the shareholders approve the proposals recommended by the Board in this information statement statement

The increase of Mediscience authorized common shares from the present forty million to two hundred million with the immediate amendment of the Mediscience New Jersey Certificate of Incorporation to reflect the new authorized common shares

The approval of the stock incentive plan of 1999 -- The approval of 2003 Consultants Stock Plan

The Election of Directors (7)--The ratification of Parente Randolph LLC as company auditors for year 2004

Note: Each Item of business requires the affirmative vote of a majority of the authorized and issued shares. Under NJ corporation Law and the bylaws of the Company

The Company employs a formal system for developing measures of executive officer performance and for evaluating performance.

Provided that other compensation objectives are met, it is the Committee's intention that executive officer compensation be deductible for federal income tax purposes

Comparisons of total compensation (including the above-stated elements) are made within the healthcare industry by reference to similar U.S. headquartered companies. . The Committee also considers broader industry information that it judges to be appropriate.

Base Salary: Executive officer base salaries are based on level of position within the Company and individual contribution.

Bonus Awards: The Committee aims to provide performance-based cash/stock incentive opportunities.

Executive officer bonuses are based on level of position within the Company and individual contribution, performance in meeting milestones set by the Board.

Board Implementation of Incentive and consultant Stock Option Plans (appendix A and B)

Within the total number of shares to be authorized by stockholders, the Committee will exercise Judgment and discretion to provide stock option grants broadly and deeply throughout the organization. Board Approved contracted consultant and Executive officer stock option grants will be based on level of position within the Company and potential for individual contribution, with reference to levels of stock options and total direct compensation (total cash compensation plus stock options) of U.S.-based consultants/ executives at other similar healthcare companies. The exercise price of stock option grants is set at fair market value on grant date (see Engelhart, Katevatis, Alfano employment agreements -contracts below). Subject to the terms applicable to such grants, the stock options granted to certain executive officers in 2003 become exercisable only on contract milestone achievements unless otherwise grandfathered as per SEC Sarbanes-Oxley. The Company's long-term performance ultimately determines the value of stock options, since gains from stock option exercises are entirely dependent on the long-term growth of the Company's stock price. The Committee expects the Chief Executive Officer and other executive officers named in the Summary Compensation Table to hold Mediscience Common Stock in an amount representing a reasonable multiple of base salary. Our present agreements satisfy this standard.

Board Compensation of the Chief Executive Officer and Chief Operating Officer, Dr. Alfano

Katevatis/Engelhart compensation in 2002, including base salary, any bonus award and any stock option grant, was determined within the same framework established for all executive officers of the Company.

* Peter Katevatis Pres/CEO and Dr. Alfano principal scientific advisor have agreed to forbear any and all collection action against Mediscience for accrued salary and related contractually entitled items including forgiveness of interest in exchange for the option of converting such accrued debts into MTC common stock on the basis of (0.25 cents), which is above the average High Bid price on June 9 through the 12th 1998, which was 0.15 cents. Said option to be unlimited in duration. Should MTC receive funding Katevatis and Alfano may elect to receive all or part of such accrued debt in cash/shares. This right shall be assignable in whole or in part without condition to any assignee or heirs and in no way is intended to negate the corporate debt accrued and owing to Katevatis/ Alfano. This offer by Katevatis/ Alfano was unanimously accepted by the Board of Directors December 4,1998 and continues in effect.

Effective February 28 , 2003, Michael Engelharts base salary accrued to date was $120,000

Effective February 28 ,2003, Peter Katevatis Esq. base salary accrued to date was $200,000

Effective February 28 , 2003 Dr. Robert Affano base salary accrued to date was $150,000

Mssers. Engelharts / Katevatis / Alfano bonus award was -0- for 2003, -0- for 2002. 2001 (See referenced 10-K documents SEC Mediscience EDGAR filings)

Pursuant to his employment agreement dated April 1,2003 Mr Engelhart was granted a stock option to purchase1,800,000 shares of Mediscience Common Stock at the exercise price of $1,00. The stock option becomes exercisable on milestone achievements subject to board approval. Stock options for 200,000 Mediscience common restricted per SEC rule 144 at .025 were also granted to, and currently held by, Mr. Engelhart per his agreement. (see contracts below)

      The Committee exercised its judgment and discretion in determining the level of each element of compensation, individually and in aggregate, for Mr. Engelhart in 2003. and in prior years for Peter Katevatis and Dr.Robert Alfano (reference SEC EDGAR prior 10-K filings and contract exhibits)

                        Compensation Analyses and Reviews

      The Committee exercises judgment and discretion in the information it reviews and the analyses it considers. In addition, the Committee where deemed necessary will retain an outside compensation consultant to independently advise the Committee, as requested, on compensation objectives and policies for all employees and the setting of prospective executive officer compensation.

                                             Compensation and Benefits Committee

                                             John Kennedy Chairperson

                                             William Armstrong      John Kennedy
                                                         John Matheu

                           Summary Compensation Table

The Summary Compensation Table sets forth the cash and non-cash compensation awarded to, earned by, or paid to the Company's Chief Executive Officer and the other compensated officers (other than the Chief Executive Officer) for the years ended February 28, 2003, 2002 and 2001 who were serving as officers at February 28, 2003 and whose total salary and bonus exceeded $100,000 for the year ended February 28, 2003 (the "Named Officers").

EXECUTIVE COMPENSATION------The following sets forth a summary of compensation paid or accrued to the "executive officers" of the Company for fiscal years ending February 29, 2003, February, 28 2002, February 28, 2000 whose compensation exceeded $100,000.

NOTE: all salary and legal fees for all three years AND FOR ALL THREE PARTIES have been accruals any and all interest waived and not received.

(1) Katevatis Includes payment of yearly legal retainer of $50,000 February 29,2003, February 28, 2002, February 28,2001, (fiscal years 2003 2002, 2001, respectively), and partial contract benefits for fiscal year ending 2003 under his employment agreement of automobile expense $6,779 and health insurance $8,838 Contract benefits for fiscal year 2003 under his employment agreement were automobile expense $7,318, auto insurance $705.00, and health insurance $3,954. Contract benefits for 2002 were automobile expense $10,535, auto insurance $2,828, and health insurance $4,251. Contract benefits paid in 2001; automobile expense of $5,464, automobile insurance of $3,541 and health insurance of $2,931. See Notes 10-K 2003 to consolidated Financial Statements. Accrual to 11-30-03 wages $150,000, Legal fees $37,500 and expenses $12,915

(2) Michael Engelhart Accrual to 11-30-03 of Wages $72,500, General expenses $6,000.00

(3) Dr. Robert Alfano Accrual to 11-30-03 of Consulting $121,500, Auto Expense $6,120.00 Insurance $1,650.00, other $810.00 Total= $8,580.00

                        Employment/ Consultant Contracts

Dr. Robert Alfano

On December 1, 1988, the Company acquired from Dr. Robert Alfano, founder and a principal stockholder of the Company and Chairman of the Scientific Advisory Board, all of the issued and outstanding stock of Laser Diagnostic Instruments, Inc. whose only asset was US patent number 4,930,516 (previously defined as "LDI") in exchange for 1,500,000 shares of the Company's Common Stock. Additionally, LDI is under an obligation to pay a royalty in the aggregate amount of 1% of gross sales from any equipment made, leased or sold which embodies the concepts described in patent number 4,930,516 to Michelle Alfano, Dr. Alfano's daughter. In April, 1992 the Company entered into a five (5) year Consulting Agreement with Dr. Alfano. By letter Agreement, dated August 5, 1995, the Company extended his Employment Agreement to March 5, 2007 under the same terms and conditions. Pursuant to the terms of such Consulting Agreement, Dr. Alfano is to be paid a consulting fee of no less that $150,000 per annum in exchange for services to be rendered for approximately fifty (50) days per annum in connection with the Company's medical photonics business. The Consulting Agreement further provides that Dr. Alfano is to be paid a bonus and fringe benefits in accordance with policies and formulas applied to the key executives of the Company.

The agreement provides that upon termination of his employment, Dr. Alfano will execute a release and waiver of claims and a non-compete/non-solicitation agreement. .

Michael Engelhart

1. THM Group,LLC : Mediscience Director President COO Michael W. Engelhart

On January 13, 2003 Mediscience Technology corp. entered into an agreement appointing THM GROUP, 161 North Franklin Turnpike, Ramsey NJ 07446 as exclusive advisor to explore options for the registrant to commercialize its technology. THM GROUP LLC will provide advice and lead managing a variety of initiatives to raise development and growth capital for Mediscience. The agreement calls for an incentive compensation framework to cover the three sources of financing pursued in parallel: private investment capital for the purchase of a minority interest, acquisition capital that would result in a change of control, and out-licensing. The framework specifically provides that THM Group, LLC go substantially at risk during the engagement and that essentially all THMGROUP LLC compensation be paid on the backend, only upon success. See 8-K Report filed January 22, 2003, see MEDISCIENCETECH.com

Also see ITEM 13; see 8-K Report March 13, 2003, "On unanimous Board of Directors approval Registrant appointed Michael W. Engelhart to the Mediscience Board of Directors effective immediately. "Exhibit A" Mr. Engelhart is President/CEO of THMGROUP LLC, Ramsey NJ". See MEDISCIENCETECH.com

2. April 23, 2003 Michael Engelhart and Mediscience technology entered into a three (3) year agreement with Mr. Engelhart as President Chief Operating Officer beginning April 1. 2003 expiring by its terms on April 1, 2006. Mediscience to pay an annual base salary of $120,000

MDSC for adequate consideration granted to Employee an incentive stock option / Warrant pursuant to the 2003 Plan to be adopted by shareholder action (the "Option") to purchase a total of 2,000,000 shares of MDSC common stock:

      (i) 1,800,000 shares of MDSC common stock at the option price of $1.00 per share

      (ii) 200,00 shares of MDSC common stock at the option price of $.025 cents per share

      Subject to the following conditions of milestone performance or achievement of corporate funding acceptable to the Company See SEC 10-K 2003

                                        A

Michael Engelhart three option rights (600,000-600,000-600,000) representing Employee's contract warrant to purchase a total of 1,800,000 MDSC common shares shall be subject to annual review. The Chairman/CEO reserves the exclusive right to implement/call for interim Board of Director Review based on the on-going performance, financial capability of MDSC, and MDSC's ability to timely satisfy any of the five critical milestones (each, a "Critical Milestone") described in the Business Plan (i.e. the completion on budget of;

      (i) Preclinical toxicity studies within reasonable time of the initial funding contemplated by the Business Plan (the "Initial Funding Date"),

      (ii) Device development and preclinical validation within a reasonable time period of the Initial Funding Date

      (iii) Phase I and II clinical trials within reasonable time of the Initial Funding Date,

      (iv)  Phase 111 clinical trials and PMA submission to the FDA.

      (v)   PMA approval within reasonable time of the Initial Funding Date.

                                        B

The option of 1,800,000 shares will be exercisable subject to the following conditions precedent for each proposed exercise:

      a) To the extent of 600,000 shares from and after the later of: (i) the date on which MDSC and /or any wholly owned subsidiary company shall have received at least $5.0 (five) million in equity investments based upon the Business Plan

      b) (b) To the extent of an additional 600,000 shares from and after the later of (ii) the date on which MDSC shall have received a total of at least $ 10 (ten) million. In equity investments based upon the Business Plan.

      c)    c) To the extent of an additional 600,000 shares from and after
            (iii) the date on which MDSC shall have received at least $ 15 (fifteen) million in equity investments based upon the Business Plan.

Peter Katevatis

In May 1992, the Company entered into a five-year employment agreement with Peter Katevatis, then founder,Chief Executive Officer, President and Stockholder of the Company. Pursuant to the terms of such agreement, Mr. Katevatis was to be paid $190,000 per year, plus annual increases based on the consumer price index. The employment agreement further provided for a bonus and fringe benefits in accordance with policies and formulas mutually agreed upon by Mr. Katevatis and the Board of Directors.

      In January 1996, the Company elected a new President and Chief Executive Officer, Herbert L. Hugill. Mr. Katevatis remained Chairman and Treasurer of the Company, accordingly, the employment agreement with Mr. Katevatis was amended effective March 1, 1996 providing for an annual salary of $100,000 per year for the next three years. In connection with this amendment, in March 1996, the Company issued 552,664 restricted shares of the Company's common stock to Mr. Katevatis, which was recorded as additional compensation expense in fiscal 1997 of $453,184. All other provisions of the agreement remained the same.

      Pursuant to the terms of an employment agreement, Mr. Hugill, was to be paid $50,000 per annum, was issued options to purchase 200,000 shares of the Company's stock, and was to receive warrants to purchase shares equal to 5% of the number of common shares outstanding on January 18, 1996 (or up to 10% as of such date at the discretion of the Board of Directors) at an option price of $1.00 per share, upon the attainment of certain milestones in the future. On January 31,1997, Mr. Hugill resigned as President and Chief Executive Officer of the Company no milestones had been achieved. and the 200,000 options were cancelled. The warrant agreement was amended and effective January 31, 1997, Mr. Hugill was granted a warrant to purchase up to 473,220 shares of the Company's common stock at a price of $1.00 per share. This warrant is exercisable at any time through July 2003 and have now expired in accordance with the terms. In addition, the Company issued 50,000 shares of common stock to Mr. Hugill upon his termination. In February 1997, Mr. Katevatis resumed the role as President and Chief Executive Officer. Accordingly, the employment agreement with Mr. Katevatis was amended for an annual salary of $200,000 per year. In August 1999, the Board of Directors approved the extension of Mr. Katevatis's existing contract from March 5, 2002 to March 5, 2007, maintaining all other original contract terms and conditions.

The Company's headquarters are located at 1235 Folkestone Way Cherry Hill, New Jersey, which is owned by Peter Katevatis, Chairman/CEO of the Company. Seventy-five percent of such office space is occupied in accordance with a written arrangement with Mr. Katevatis pursuant to which the Company is required to pay its proportionate share of total occupancy costs, maintenance, utilities and taxes.

RFCUNY Research and equity Agreement:

Effective June 10, 2002 and unanimously approved by the Board of Directors May 30, 2002 Registrant executed a new contract with the Research Foundation City University of New York (RFCUNY), that supercedes all prior agreements with (RFCUNY), restructures all MTC debt to RFCUNY and reduces MTC royalty rate from 5% to 3.25% as to all patent/patent applications of a medical nature in exchange for the following consideration to (RFCUNY): 1. Registrant's cash payment of $85,045.00, 2. Registrant's issuance to RFCUNY of 283,228 SEC144 shares. 3. Registrant's issuing a five (5) year. Warrant to (RFCUNY) providing (RFCUNY) the right to purchase six hundred thousand (600,000) SEC144 shares at one dollar ($1.00) per share. The agreement protects Registrant by affirming Registrant's ownership and/or exclusive license of all MEDICAL APPLICATIONS embodied in Registrants patent list attached to the contract as exhibit A. (RFCUNY) has a prior warrant to purchase five hundred thousand (500,000) shares of Mediscience common Rule 144 shares at one dollar ($1.00) per share expiring December 31, 2003. Total warrants presently in RFCUNY for Mediscience common SEC 144 shares is One Million one hundred thousand (1,100,000). Plus present ownership of 283,228 Rule 144 common or a beneficial interest in 1,383,228 shares (approx .04 %)

In addition, according to the terms of our research and licensing agreement with the University, the Company must negotiate a minimum royalty Agreement within 5 years of the date of filing for all licensed patents for which product commercialization has not yet occurred. The Company has negotiated with the Research Foundation and extended the period of exclusivity for all intellectual property. The Company holds and totally owns certain patents independent of CUNY e.g "516 as reviewed and expanded by the US Patent Office" that are not so affected which are seminal to its basic technology.

December 3, 2003 the Company contractual acquired two exclusive world-wide licenses for US patent applications filed by The Research Foundation City University of New York (RFCUNY). 1. "Stokes-Shift Fluorescence spectroscopy for detection of disease and physiological state of specimen" and 2.
"Three-dimensional Radiative Transfer Tomography for Turbid Media."

President and Chief Operating Officer Michael Engelhart and the inventor Dr. Robert Alfano CUNY state that "the patents, when issued, would extend the Company's core technology in Optical Biopsy for an additional 17+ years, thus expanding, maintaining and continuing our IP leadership in the Optical Biopsy field". The company is in the process of implement the provisions of the "PCT patent treaty application" which will provide Mediscience preliminary designation/protection of the treaty convention signature member countries to wit: Europe, Japan, Canada, and China Australia. For the Patent Application "Stokes Shift Emission Spectra...molecular .detection of diseased states in tissue" filed with the US Patent office on October 14, 2003.

The objective of the MPL is to research the use of light and ultra fast laser technology for cancer diagnosis and therapeutic purposes. The major projects of the MPL have been the development of the Company's prototype products, CD Scan, CD ratiometer and CD Map, including the enhancement of fiber-optic attachments to enable devices to be used with various types of endoscopes and core biopsy needles. The

MPL has additionally conducted in-vitro preclinical evaluation of various tissues to determine the most appropriate excitation and emission wavelengths for use with a device for different types of human tissue and cancers, assembled the prototype CD products for use in vivo for human clinical trials and created the algorithms and computer software necessary for the accurate performance of the instruments. Mediscience intends to continue its 11 year research and development relationship with RFCUNY under the direction of Dr. Robert Alfano.

Indebtedness of Management NONE Mediscience is in total compliance with with the Sarbanes-Oxley Act of 2002, and FR

      This graph and data points table demonstrates performance of our Common Stock over the five-year period through the end of 2003. The graph and table use publicly available information that we have no reason to believe is not accurate; however, we take no responsibility for such information Performance of share price 2002-03 (MTC is R&D COMPANY- NO SALES The following graph (stock prices 2001-03) of the Company's Common Stock.

                            [MOUNTAIN GRAPH OMITTED]

                                Fiscal year 2003

                                                           High Bid      Low Bid

1st Quarter                               05/31/02           0.13           0.10
2nd Quarter                               08/31/02           0.08           0.08
3rd Quarter                               11/30/02           0.08           0.07
4th Quarter                               02/31/03           0.12          0.115

2002

1st Quarter                               05/31/01           0.26           0.18
2nd Quarter                               08/31/01           0.15           0.15
3rd Quarter                               11/30/01           0.10           0.09
4th Quarter                               02/28/02           0.11           0.10

2001

1st Quarter                               05/31/00           0.32           0.27
2nd Quarter                               08/31/00           0.40           0.23
3rd Quarter                               11/30/00           0.22           0.20
4th Quarter                               02/28/01           0.17           0.17

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than 10-percent beneficial owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, we believe that all filing requirements applicable to our officers and directors were complied with during the 2002 fiscal year and that the Company meets all present Sarbanes-Oxley good governance requirements.

                                  OTHER MATTERS

      The Board of Directors is not aware of any other matters to come before the meeting.

                                                          Mediscience Technology
                                                          December   , 2003

    ADOPTION OF THE Board approved 1999 INCENTIVE STOCK PLAN see Appendix A-1

There will be presented to the meeting a proposal to adopt the 1999 Incentive Stock Plan (the "Plan") previously approved by the board of directors and referenced in SEC EDGAR 10-K filings 1999 thru 2003. The Board of Directors believes stock options and other stock-based incentives play an important role in retaining the services of outstanding personnel and in encouraging such employees to have a greater financial investment in the Company (although the Plan does not necessarily require them to hold for investment the stock received under the Plan). The Board of Directors has approved the 1999 Incentive Stock Plan and directed that it be submitted to stockholders for approval.

The proposed Plan is set forth in detail Appendix A -1. Primary aspects of the proposed Plan are as follows: The 1999 Plan actually consists of six different plans:

      o     a plan which contemplates the grant of incentive stock options;

      o a plan which contemplates the grant of non-qualified stock options (which we refer to as "supplemental stock options");

      o     a plan which contemplates the grant of stock appreciation rights;

      o     a plan which contemplates the grant of performance shares;

      o a plan which contemplates the grant of stock options and other awards to directors; and

      o a plan which contemplates the grant of stock options and other awards to members of any advisory board.

If approved by Company stockholders, the Plan will be effective ApriI 1, 2003 and will terminate on April 1, 2013, unless terminated earlier by the Board of Directors or extended by the Board with the approval of the stockholders. The Board may amend the Plan as it deems advisable but, if the Securities Exchange Act of 1934 requires the Company to obtain stockholder approval, then such approval will be sought. Unless approved by stockholders or as specifically otherwise required by the Plan (for example, in the case of a stock split), no adjustments or reduction of the exercise price of any outstanding incentive may be made in the event of a decline in stock price, either by reducing the exercise price of outstanding incentives or by cancelling outstanding incentives in connection with regranting incentives at a lower price to the same individual. Options and/or option rights (see referenced SEC EDGAR 10-K-2003) Co-Founders Alfano-Katevatis grandfathered and established option conversion and assignment rights* below) not grandfathered are not assignable or transferable except for limited circumstances upon a grantee's death, or pursuant to rules that may be adopted by the Committee. The Committee may establish rules and procedures to permit a grantee to defer recognition of income or gain for incentives under the Plan.

* Peter Katevatis Pres/CEO and Dr. Alfano principal scientific advisor have agreed to forbear any and all collection action against Mediscience for accrued salary and related contractually entitled items including forgiveness of interest in exchange for the option of converting such accrued debts into MTC common stock on the basis of (0.25 cents), which is above the average High Bid price on June 9 through the 12th 1998, which was 0.15 cents. Said option to be unlimited in duration. Should MTC receive funding Katevatis and Alfano may elect to receive all or part of such accrued debt in cash/shares. This right shall be assignable in whole or in part without condition to any assignee or heirs and in no way is intended to negate the corporate debt accrued and owing to Katevatis/ Alfano. This offer by Katevatis/ Alfano was unanimously accepted by the Board of Directors December 4,1998 and continues in effect.

Vote Required Our proposed 2003 consultant Plan will be deemed approved if a majority of the votes cast at the meeting are cast for such proposal, assuming a quorum is present.

ADOPTION OF THE 2003 CONSULTANTS STOCK OPTION, STOCK WARRANT AND STOCK AWARD PLAN See Appendix B-1

On December 24, 2003, our Board of Directors adopted, subject to shareholder approval, the Mediscience Technology Corp. 2003 Consultants Stock Option, Stock Warrant and Stock Award Plan (the "2003 Consultants Plan"). The purpose of the 2003 Consultants Plan is to enable us to pay for certain consulting services provided to us by individuals with our equity securities when it is in our best interest to do so to preserve cash for other purposes, and to provide these persons with an additional incentive to contribute to our success. A copy of the 2003 Consultants Plan is set forth as Annex B-1 to this information statement. Shareholders are urged to read the 2003 Consultants Plan in its entirety.

Vote Required Our proposed 2003 consultant Plan will be deemed approved if a majority of the votes cast at the meeting are cast for such proposal, assuming a quorum is present.

   PROPOSAL NO 5 RATIFICATION OF THE APPOINTMENT OF AUDITORS PARENTE RANDOLPH
                              LLC FOR THE YEAR 2004

As part of its duties, the Audit Committee advises that only audit services were provided by Parente Randolph LLC during fiscal year 2003 the Company's independent public accountants for that period. See All Other Fees below.

Fees for services provided by Parente Randolph LLC related to the 2003 annual financial statement audit and reviews of quarterly financial statements filed in the reports on Form 10-Q approximated $28,000 (3 10-Q reports and 10-K All Other
Fees: NONE

                               Appendix's A-1 B-1

PROPOSAL 2003 CONSULTANTS STOCK OPTION, STOCK WARRANT AND STOCK AWARD PLAN

                                 Appendix A -1

      On December 24, 2003, our Board of Directors adopted, subject to shareholder approval, the Mediscience Technology Corp. 2003 Consultants Stock Option, Stock Warrant and Stock Award Plan (the "2003 Consultants Plan"). The purpose of the 2003 Consultants Plan is to enable us to pay for certain consulting services provided to us by individuals with our equity securities when it is in our best interest to do so to preserve cash for other purposes, and to provide these persons with an additional incentive to contribute to our success. The material provisions of the 2003 Consultants Plan are summarized below. A copy of the 2003 Consultants Plan is set forth as Annex C-1 to this proxy statement. Shareholders are urged to read the 2003 Consultants Plan in its entirety.

Administration The 2003 Consultants Plan provides that it will be administered by our Board of Directors or any duly created committee appointed by our Board and charged with the administration of the 2003 Consultants Plan. We will refer to our Board or any committee of our Board which administers the 2003 Consultants Plan as the "Plan Administrator". It currently is anticipated that the 2003 Consultants Plan will be administered by a committee consisting of three directors to be designated by the Board, except as otherwise required by the regulations of the Securities and Exchange Commission or the rules of the American Stock Exchange.

Structure The 2003 Consultants Plan actually consists of four different plans:

..     o a plan which contemplates the grant of non-qualified stock options
      (which we refer to as "options");

..     o a plan which contemplates the grant of warrants (which we refer to as
      "warrants");

..     o a plan which contemplates the grant of restricted Common Stock (which we refer to as "restricted stock"); and

..     o a plan which contemplates the grant of unrestricted Common Stock (which we refer to as "unrestricted stock");

Award Agreements Within 60 days of the award under the 2003 Consultants Plan of any option or warrant, the recipient shall be required to sign a written agreement with us (which we refer to as an "Award Agreement") that contains the terms that govern such option or warrant. If the recipient fails to deliver a signed Award Agreement to us within such 60-day period, the option or warrant will expire. Concurrently with the award of restricted stock, the recipient shall executed and deliver to us an Award Agreement. We have no current agreements, plans or other arrangements to issue any or our securities under the 2003 Consultants Plan.

Type of Options All options granted under the 2003 Consultants Plan will be non-qualified stock options.

Other Awards In addition to options, the 2003 Consultants Plan authorizes the grant of warrants, restricted stock and unrestricted stock. Restricted stock permits the Company to condition the award on the attainment of specific performance goals based on a criteria established by the Plan Administrator at the time of each award of restricted stock.

Eligibility All natural persons who provide bona fide services, other than services in connection with the offer or sale of our securities in a capital-raising transaction, to the Company or its subsidiaries or parent corporations are eligible to participate in the 2003 Consultants Plan. No participant in the 2003 Consultants Plan may directly or indirectly promote or maintain a market for our securities. Grants under the 2003 Consultants Plan are discretionary. We are unable, at the present time, to determine the identity or number of consultants who may be granted benefits under the 2003 Consultants Plan in the future.

Exercise Period of Options and Warrants At the time an option or warrant is awarded under the 2003 Consultants Plan, the Plan Administrator may, in its discretion, provide that the option or warrant may be exercised in whole, immediately, or is to be exercisable in increments. Unless earlier terminated by our Board of Directors, the 2003 Consultants Plan will terminate on tenth anniversary of the adoption of the 2003 Consultants Plan by our shareholders. Such termination will have no impact upon options, warrants restricted stock or unrestricted stock granted prior to the termination date. The 2003 Consultants Plan provides that the maximum term for all other options and warrants granted under the 2003 Consultants Plan is ten years.

Exercise Price of Options and Warrants Options and warrants granted under the 2003 Consultants Plan will have an exercise or payment price as established by the Plan Administrator, which price may be less than, equal to or more than the fair market value of the underlying shares on the date of grant. If, on the date of grant, our Common Stock is listed on the American Stock Exchange or another national securities exchange or is quoted on NASDAQ's automated quotation system, the fair market value of our Common Stock will be the closing sale price on such date (and if no shares traded on such date, then the average of the high bid price and the low asked price). Otherwise, the fair market value of our Common Stock will be as determined in good faith by the Plan Administrator in accordance with generally accepted valuation principles and such other factors as the Plan Administrator deems relevant.

Restriction Period of Restricted Stock At the time restricted stock is awarded under the 2003 Consultants Plan, the Plan Administrator shall specify the period during which the restricted stock may not be sold, transferred, pledged or otherwise encumbered (which we refer to as the "Restriction Period"). During the Restriction Period, the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the restricted stock, except that such restricted stock may be used, if the agreement permits, to pay the option or warrant price pursuant to any option or warrant granted under the 2003 Consultants Plan, provided an equal number of shares of Common Stock delivered to the recipient shall carry the same restrictions as the shares of restricted stock so surrendered.

Certificates Evidencing Restricted Stock Stock certificates evidencing restricted Common Stock will be registered in the name of the recipient but will be imprinted with the appropriate legend and returned to us by the recipient together with a signed stock power. The recipient of restricted Common Stock will be entitled to any dividends paid of such restricted Common Stock, except that dividends paid in Common Stock or other property will be subject to the same restrictions as the restricted Common Stock.

Payment Upon exercise of an option or warrant granted under the 2003 Consultants Plan, the recipient will be required to provide the payment price in full by certified or bank cashier's check or, if permitted by the Plan Administrator, in its sole discretion (i) by a promissory note of the recipient, (ii) by surrender of shares of our Common Stock valued at fair market value on the date of exercise, (iii) by surrender of then exercisable options or warrants, which if exercised would have a value in excess of the exercise price equal to the payment in full of the exercise price of the options to be exercised (commonly known as a "cashless exercise"), or (iv) by a combination of the foregoing. In connection with any exercise of options or warrants, we have the right to collect at such time, or withhold from any payments which may be then made under the 2003 Consultants Plan, all taxes required to be withheld under applicable law.

Transferability Options, warrants, restricted stock and unrestricted stock granted under the 2003 Consultants Plan generally will be transferable, subject to applicable federal and state securities laws that may restrict such transfer in the absence of registration or an exemption from registration.

Death or Disability If the recipient of restricted stock dies or becomes disabled during the Restriction Period, the restricted stock shall become free of all restrictions.

Amendment and Termination The 2003 Consultants Plan may be amended or terminated at any time by our Board of Directors, except that no amendment may be made without shareholder approval if such approval is required by any applicable laws or regulations and, in no event, may an amendment or revision alter or impair an outstanding option, warrant, restricted stock or unrestricted stock without the consent of the affected holder thereof. No options, warrants, restricted stock or unrestricted stock may be awarded after termination of the 2003 Consultants Plan, although termination of the 2003 Consultants Plan will not affect the status of any option, warrant, restricted stock or unrestricted stock awarded prior to such time.

Shares Subject to the Plan A total of 7,000,000 shares of Common Stock (subject to adjustment as described below) may be issued under the 2003 Consultants Plan, which shares may be authorized and unissued shares or treasury shares.

Adjustments The number of shares available for award under the 2003 Consultants Plan and the shares covered by options and warrants will be adjusted equitably for stock splits, stock dividends, recapitalizations, mergers and other changes in our capital stock. Comparable changes will be made to the exercise price of outstanding options and warrants. If any option or warrant terminates, for any reason and without having been exercised in full, the shares of Common Stock issuable upon exercise of the unexercised portion thereof will again become available for awards under the 2003 Consultants Plan. In any restricted stock if forfeited because the specific performance goals set forth in the Award Agreement are not attained, such restricted stock will again become available for awards under the 2003 Consultants Plan.

Change In Control The 2003 Consultants Plan provides that all outstanding options, warrants and restricted stock, including then unvested options or warrants, will become vested and immediately exercisable, in the case of options and warrants, or free from all restriction, in the case of restricted stock, upon the occurrence of a "change in control event." The 2003 Consultants Plan provides, in general, that a "change in control event" shall be deemed to occur upon any of the events specified in the Award Agreement. Unless the Plan Administrator sets forth other or additional events in the Award Agreement, the following events shall be "change in control" events:

..     o the consummation of any merger of the Company in which the Company is not the surviving corporation, unless the shareholdersof the Company before the transaction continue to own at least 25 % of the outstanding voting Common Stock after the merger;

..     o the consummation of any sale, lease, exchange or other transfer of all or substantially all of the assets of the Company;

..     o approval by our shareholders of a plan of liquidation or dissolution of the Company; or

..     o any other action pursuant to which any person (as defined in Section
      13(d) of the Securities Exchange Act of 1934) shall become the beneficial owner of more than 50% of our outstanding voting securities.

Additional Limitation The 2003 Consultants Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not intended to be qualified under Section 401(a) of the Code.

                      U.S. Federal Income Tax Consequences

BECAUSE OF THE COMPLEXITY OF THE FEDERAL INCOME TAX LAWS AND THE VARIED APPLICABILITY OF STATE, LOCAL AND FOREIGN INCOME TAX LAWS, THE FOLLOWING DISCUSSION OF TAX CONSEQUENCES IS GENERAL IN NATURE AND RELATES SOLELY TO FEDERAL INCOME AND EMPLOYMENT TAX MATTERS.

            The grant of options or warrants will not result in income for the recipient or a tax deduction by reason of such grant for the Company. Upon the exercise of an option or warrant, the holder will recognize compensation income, which is subject to Federal income tax at ordinary income rates, which generally are higher than the tax rates imposed on long-term capital gains. The amount of income recognized will equal the excess of the fair market value of the Common Stock on the exercise date over the exercise price, if any. We generally will be entitled to a tax deduction in an amount equal to the compensation income then recognized by the optionee. If the shares acquired upon such exercise are held for more than one year before disposition, any gain on disposition of such shares will be treated as long-term capital gain. If the shares acquired upon such exercise are held for more than one year before disposition, any gain on disposition of such shares will be treated as long-term capital gain.

      In general, if the holder of an option or warrant in exercising such option or warrant tenders shares of our Common Stock in partial or full payment of the option or warrant price, no gain or loss will be recognized on the tender. The tax basis the holder had in the tendered shares will be transferred to an equal number of shares of the Common Stock issued upon the exercise of the option or warrant and the tax basis of the remaining shares of such Common Stock will have a tax basis equal to the sum of any cash paid upon such exercise plus an amount included in income by the holder on account of exercising such option or warrant.

      Upon receipt of unrestricted stock, the recipient will recognize compensation income, which is subject to Federal income tax at ordinary income rates, which generally are higher than the tax rates imposed on long-term capital gains. The amount of income recognized will equal the fair market value of the Common Stock at the time of receipt. We generally will be entitled to a tax deduction in an amount equal to the compensation income then recognized by the recipient.

      Upon receipt of restricted stock, a recipient who fails to make a timely election under section 83(b) of the Code, will recognize, at the time the restrictions lapse, compensation income, which is subject to Federal income tax at ordinary income rates, which generally are higher than the tax rates imposed on long-term capital gains. The amount of income recognized will equal the then fair market value of the Common Stock. We generally will be entitled to a tax deduction in an amount equal to the compensation income then recognized by the recipient.

      Upon receipt of restricted stock, a recipient who makes a timely election under section 83(b) of the Code will recognize compensation income, which is subject to Federal income tax at ordinary income rates, which generally are higher than the tax rates imposed on long-term capital gains. The amount of income recognized will equal the fair market value of the Common Stock at the time of receipt, determined without taking into account any discount based on the restriction. If such shares are held for more than one year before disposition, any gain on their disposition will be treated as long term capital gain.

Vote Required Our proposed 2003 Plan will be deemed approved if a majority of the votes cast at the meeting are cast for such proposal, assuming a quorum is present.

                      MEDISCIENCE 1999 INCENTIVE STOCK PLAN

                                  Appendix B-1

1. Purposes. This 1999 Stock Incentive Plan (the Program) is intended to secure for Mediscience Technology Corp.(the Corporation), its direct and indirect present and future subsidiaries (individually, a Subsidiary, and collectively, the Subsidiaries) including without limitation any entity which the Corporation reasonably expects to become a Subsidiary, and their respective shareholders, the benefits arising from ownership of the Corporation s common stock, par value $.001 per share (Common Stock), by those selected directors, officers, key employees, advisory directors and consultants of the Corporation and/or any Subsidiary who are most responsible for future growth and shareholder value. The Program is designed to help attract and retain superior individuals for positions of substantial responsibility with the Corporation and the Subsidiaries and to provide these persons with an additional incentive to contribute to the success of the Corporation and the Subsidiaries.

2. Elements of the Program. In order to maintain flexibility in the award of benefits, the Program is comprised of six parts -- the Incentive Stock Option Plan (the ISO Plan), the Supplemental Stock Option Plan (the Supplemental
Plan), the Stock Appreciation Rights Plan (the SAR Plan), the Performance Share Plan (the Performance Share Plan), the Non-Employee Director Plan (the Director
Plan) and the Advisory Board Plan (the Advisory Board Plan). Copies of the ISO Plan, the Supplemental Plan, the SAR Plan, the Performance Share Plan, the Director Stock Plan and the Advisory Board Plan are attached hereto as Parts I, II, III, IV, V and VI, respectively.

Each such plan is referred to herein as a Plan and all such plans are collectively referred to herein as the Plans. The term Plans shall also refer to the Program in its entirety, including the General Provisions of the Stock Incentive Plan set forth below (the General Provisions). The grant of an option or other award under one of the Plans shall not be construed to prohibit the grant of an option or other award under any of the other Plans if the recipient is also eligible to receive grants under such other Plans. Applicability of General Provisions. Unless the General Provisions or any of the Plans specifically indicates to the contrary, all Plans shall be subject to the General Provisions.

GENERAL PROVISIONS OF THE STOCK INCENTIVE PLAN

      Article 1. Administration. The Program and the Plans shall be administered by the Board of Directors of the Corporation (the "Board" or the "Board of Directors ") or any duly created committee appointed by the Board and charged with the administration of the Program and the Plans. To the extent required in order to satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), such committee, if any, shall consist solely of at least two "Directors" (as defined below). The Board, or any duly appointed committee, when acting to administer the Program and the Plans, is referred to as the "Plan Administrator" . Any action of the Plan Administrator shall be taken by majority vote at a meeting or by unanimous written consent of all members of the Plan Administrator without a meeting. No Plan Administrator or member of the Board of shall be liable for any action or determination made in good faith with respect to the Program or the Plans or with respect to any option or other award granted pursuant to the Plans. For purposes of the Plans, the term "Director" shall mean a director who (a) is not a current employee of the Corporation or any Subsidiary; (b) is not a former employee of the Corporation or any Subsidiary who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the then current taxable year; (c) has not been an officer of the Corporation or any Subsidiary; and (d) does not receive remuneration (which shall be deemed to include any payment in exchange for goods or services) from the Corporation or any Subsidiary, either directly or indirectly, in any capacity other than as a director, except as other wise permitted under Code Section 162(m) and the regulations there-under.

      Article 2. Authority of Plan Administrator. Subject to the other provisions of the Program, and with a view to effecting its purpose, the Plan Administrator shall have the authority: (a) to construe and interpret the Plans;
(b) to define the terms used herein; (c) to prescribe, amend and rescind rules and regulations relating to the Plans; (d) to determine the persons to whom options, stock appreciation rights and performance shares shall be granted under the Plans; (e) to determine the time or times at which options, stock appreciation rights and performance shares shall be granted under the Plans; (f) to determine the number of shares subject to any option or stock appreciation right under the Plans and the number of shares to be awarded as performance shares under the Plans as well as the option price, and the duration of each option, stock appreciation right and performance share, and any other terms and conditions of options, stock appreciation rights and performance shares; (g) to determine the times at which options, stock appreciation rights and performance shares shall become exercisable and/or vested;(h) to determine any special forfeiture provisions to which options, stock appreciation rights and performance shares shall be subject, and (i) to make any other determinations necessary or advisable for the administration of the Program and the Plans and to do everything necessary or appropriate to administer the Program and the Plans. All decisions, determinations and interpretations made by the Plan Administrator shall be binding and conclusive on all participants in the Plans and on their legal representatives, heirs and beneficiaries.

      Article 3. Maximum Number of Shares Subject to the Plans. The maximum aggregate number of shares issuable pursuant to the Plans, including shares issuable upon exercise of options and shares subject to stock appreciation rights (collectively, Program Shares) shall be 25,000,000 shares of Common Stock. No one person participating in the Plans may receive options or other awards for more than 3,000,000 Program Shares in any calendar year. All such Program Shares may be issued under any of the Plans that is part of the Program. If any of the options or stock appreciation rights granted under the Plans expire or terminate for any reason before they have been exercised in full, the un-issued Program Shares subject to those expired or terminated options and/or stock appreciation rights shall again be available for purposes of the Plans. If the performance objectives associated with the grant of any performance shares are not achieved within the specified performance objective period or if the performance share grant terminates for any reason before the performance objective date arrives, the Program Shares associated with such performance shares shall again be available for the purposes of the Plans. Any Performance Shares delivered pursuant to the Plans may consist, in whole or in part, of authorized and un-issued shares or treasury shares of Common Stock.

      Article 4. Eligibility and Participation. All directors (including non-employee directors),officers, employees, advisory board members and consultants of the Corporation and/or any Subsidiary shall be eligible to participate in the Plans, except that (i) only employees (whether or not full time and whether or not directors, advisory board members or consultants) shall be eligible to participate in the ISO Plan; (ii) only non-employee directors shall be eligible to participate in the Director Plan; and (iii) only advisory board members shall be eligible to participate in the Advisory Board Plan. The term employee shall include any person who has agreed by contract and approved by the Board to become an employee.

      Article 5. Effective Date and Term of the Program. The Program shall become effective on , 2003 subject to approval of the Shareholders of the Corporation The Program shall continue in effect for a term of ten years from the date that the Program is adopted ,unless sooner terminated by the Board of Directors.

      Article 6. Adjustments. In the event that the outstanding shares of Common Stock are hereafter increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization,reclassification, stock dividend, stock split or reverse stock split (an Adjustment Event), an appropriate and proportionate adjustment shall be made by the Plan Administrator in the maximum number and kind of Program Shares as to which options, stock appreciation rights and performance shares may be granted under the Plans A corresponding adjustment changing the number or kind of Program Shares allocated to unexercised options, stock appreciation rights and performance shares, or portions thereof, which shall have been granted prior to any such Adjustment Event shall likewise be made. Any such adjustment in outstanding options or stock appreciation rights shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option or stock appreciation right but with a corresponding adjustment in the price for each share or other unit of any security covered by the option or stock appreciation right. In making any adjustment pursuant to this Article 6, any fractional shares shall be disregarded

      Article 7. Termination and Amendment of Plans and Awards. No options, stock appreciation rights or performance shares shall be granted under any of the Plans after the termination of such Plan. The Plan Administrator may at any time amend or revise the terms of any of the Plans or of any outstanding option, stock appreciation right or performance share issued under such Plan, provided,however, that (a) any shareholder approval required by applicable law or regulation (including without limitation Section 422 of the Code) shall be obtained and (b) no amendment, suspension or termination of any of the Plans or of any outstanding option, stock appreciation right or performance share shall, withoutthe consent of the person who has received such option or other award, impair any of that person s rightsor obligations under such option or other award.

      Article 8. Privileges of Stock Ownership. Not withstanding the exercise of any option granted pursuant to the terms of the Plans or the achievement of any performance objective specified in any performance share granted pursuant to the terms of the Performance Share Plan, no person shall have any of the rights or privileges of a shareholder of the Corporation in respect of any Program Shares until certificates representing the shares of Common Stock covered thereby have been issued and delivered. No adjustment shall be made for dividends or any other distributions for which the record date is prior to the date on which any stock certificate is issued pursuant to the Plans.

      Article 9. Reservation of Shares of Common Stock. During the term of the Program, the Corporation will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Program.

      Article 10. Tax Withholding. The exercise of any option, stock appreciation right or performance share is subject to the condition that, if at any time the Corporation shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then, in such event, the exercise of the option, stock appreciation right or performance share or the elimination of the risk of forfeiture relating thereto shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Corporation.

      Article 11. Employment; Service as a Director or Consultant. Nothing in the Program gives to any person any right to continued employment by the Corporation or the Subsidiaries or to continued service as a director, member or the advisory board or consultant of the Corporation or any Subsidiary or limits in any way the right of the Corporation or the Subsidiaries at any time to terminate or alter the terms of that employment or service.

      Article 12. Investment Letter; Lock-Up Agreement; Restrictions on Obligation of theCorporation to Issue Securities; Restrictive Legend. Any person acquiring or receiving Common Stock or other securities of the Corporation pursuant to the Plans, as a condition precedent to receiving the shares of Common Stock or other securities, may be required by the Plan Administrator to submit a letter to the Corporation (a) stating that the shares of Common Stock or other securities are being acquired for investment and not with a view to the distribution thereof and (b) providing other assurances determined by the Corporation to be necessary or appropriate in order to assure that the issuance of such shares is exempt from any applicable securities registration requirements. The Corporation shall not be obligated to sell or issue any shares of Common Stock or other securities pursuant to the Plans unless, on the date of sale and issuance thereof, the shares of Common Stock or other securities are either registered under the Securities Act of 1933, as amended, and all applicable state securities laws, or exempt from registration thereunder. All shares of Common Stock and other securities issued pursuant to the Plans shall, if determined to be necessary by the Plan Administrator, bear a restrictive legend summarizing any restrictions on transferability applicable thereto, including those imposed by federal and state securities laws.

      Article 13. Covenant Against Competition. The Plan Administrator shall have the right to condition the award to an employee of the Corporation and/or any Subsidiary of any option, stock appreciation right or performance share under the Plans upon the recipient's execution and delivery to the Corporation of an agreement not to compete with the Corporation and the Subsidiaries during the recipient's employment and for such period thereafter as shall be determined by the Plan Administrator. Such covenant against competition shall be in a form satisfactory to the Plan Administrator.

      Article 14. Rights Upon Termination of Employment, Service as a Consultant, Service as aDirector or Service as an Advisory Board Member. Notwithstanding any other provision of the Plans, any benefit granted to an individual who has agreed to become an employee of the Corporation or any Subsidiary or to become an employee of any entity which the Corporation reasonably expects to become a Subsidiary, shall immediately terminate if the Plan

Administrator determines, in its sole discretion, that such person will not become such employee or such entity will not become a Subsidiary. If a recipient ceases to be employed by or to provide services as a consultant or director to the Corporation or any Subsidiary, or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which
Section 424(a) of the Code applies:

|_|. (a) because of termination by the Company or a Subsidiary without cause, all options and stock appreciation rights may be exercised, to the extent exercisable on the date of termination, until 90 days after the date on which the employment or service terminated, but in any event not later than the date on which the option or stock appreciation right would otherwise terminate pursuant to the Plans, and all Naked Rights (as defined in the Stock Appreciation Rights Plan) not payable on the date of termination and all performance share awards still subject to the achievement of performance objectives shall terminate immediately;

|_|. (b) because of termination by the Company or a Subsidiary for cause, all options and other awards shall lapse immediately on the date of such termination;

|_|. (c) because of voluntary termination at the election of the recipient, all options and stock appreciation rights may be exercised, to the extent exercisable on the date of termination, until 30 days after the date on which the employment or service terminated, but in any event not later than the date on which the option or stock appreciation right would otherwise terminate pursuant to the Plans, and all Naked Rights (as defined in the Stock Appreciation Rights Plan) not payable on the date of termination and all performance share awards still subject to the achievement of performance objectives shall terminate immediately; and

|_|. (d) because of death or disability, all options and stock appreciation rights may be exercised, to the extent exercisable on the date of termination, until twelve months after the date on which the employment or service terminated, but in any event not later than the date on which the option or stock appreciation right would otherwise terminate pursuant to the Plans, and all other awards (including all Naked Rights and performance shares still subject to the achievement of performance objectives) shall terminate immediately.

No exercise permitted by this Article 14 shall entitle an optionee or his personal representative, executor or administrator to exercise any portion of any option or stock appreciation right beyond the extent to which such option or stock appreciation right is exercisable pursuant to the Program on the date the recipient s employment or service terminates unless such rights are grandfathered and contractual to the company. (e.g Co-founders Alfano/Katevatis see EDGAR SEC filings 10-K 2003)

      Article 15. Non-Transferability. Options and other awards granted under the Plans unless such rights are grandfathered and contractual to the company. (e.g Co-founders Alfano/Katevatis see EDGAR SEC filings 10-K 2003) may not be sold, pledged, assigned or transferred in any manner by the recipient otherwise than by will or by the laws of descent and distribution and shall be exercisable
(a) during the recipient s lifetime only by the recipient and (b) after the recipient s death only by the recipient s executor, administrator or personal representative; provided, however, that the Plan Administrator may permit the recipient of an option granted pursuant to Part II, Part V or Part VI, a stock appreciation right granted pursuant to Part III, or performance shares granted pursuant to Part IV, of the Program to transfer such options, stock appreciation rights and/or performance shares to an affiliated transferee subject to such conditions as the Plan Administrator shall determine to be appropriate. In the case of such a transfer, the transferee s rights and obligations with respect to the applicable options, stock appreciation rights and/or performance shares, as the case may be, shall be determined by reference to the recipient and the recipient s rights and obligations with respect to the applicable options, stock appreciation rights and/or performance shares had no transfer been made. The recipient shall remain obligated pursuant to Articles 10 and 12 hereunder if required by applicable law.

      Article 16. Change in Control. All options granted pursuant to the Plans shall become fully exercisable upon the occurrence of a Change in Control Event. As used in the Plans, a Change in Control Event shall be deemed to have occurred on the following events:

|_|. (a) the consummation of any consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving corporation or pursuant to which shares of the Common Stock would be converted into cash, securities or other property, other than (i) a merger of the Corporation in which the holders of the shares of Common Stock immediately prior to the merger own more than twetyu-five percent (25%) of the common stock of the surviving corporation immediately after the merger; or

|_|. (b) the consummation of any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation, other than to a subsidiary or affiliate; or

|_|. (c) an approval by the shareholders of the Corporation of any plan or proposal for the liquidation or dissolution of the Corporation; or

|_|. (d) any action pursuant to which any person (as such term is defined in Section 13(d) of the Exchange Act), corporation or other entity (other than any person who owns more than ten percent(10%) of the outstanding Common Stock on the date of adoption of this Program by the Board of Directors, the Corporation or any benefit plan sponsored by the Corporation or any of its subsidiaries) shall become the beneficial owner (as such term is defined in Rule 13d-3 under theExchange Act), directly or indirectly, of shares of capital stock entitled to vote generally for the election of directors of the Corporation (Voting Securities) representing more than fifty (50%)percent of the combined voting power of the Corporation s then outstanding Voting Securities(calculated as provided in Rule 13d-3(d) in the case of rights to acquire any such securities), unless, prior to such person so becoming such beneficial owner, the Board shall determine that such person so becoming such beneficial owner shall not constitute a Change in Control.

      Article 17. Merger or Asset Sale. For purposes of the Plans, a merger or consolidation which would constitute a Change in Control Event pursuant to
Article 16 and a sale of assets which would constitute a Change in Control Event pursuant to Article 16 are hereinafter referred to as Article 17 Events . In the event of an Article 17 Event, each outstanding option shall be assumed or an equivalent benefit shall be substituted by the entity determined by the Board of Directors to be the successor corporation. However, in the event that any such successor corporation does not agree in writing, at least15 days prior to the anticipated date of consummation of such Article 17 Event, to assume or so substitute each such option, then each option not so assumed or substituted shall be deemed to be fully vested and exercisable 15 days prior to the anticipated date of consummation of such Article 17 Event. If an option is not so assumed or subject to such substitution, the Plan Administrator shall notify the holder thereof in writing or electronically that (a) such holder s option shall be fully exercisable until immediately prior to the consummation of such
Article 17 Event and (b) such holder s option shall terminate upon the consummation of such Article 17 Event. For purposes of this Article 17, an option shall be considered assumed if, following consummation of the applicable
Article 17 Event, the option confers the right to purchase or receive, for each share of Common Stock subject to the option immediately prior to the consummation of such Article 17 Event, the consideration (whether stock, cash or other securities or property) received in such Article 17 Event by holders of Common Stock for each share of Common Stock held on the effective date of such
Article 17 Event (and, if holders of Common Stock are offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in such Article 17 Event is not solely common stock of such successor, the Plan Administrator may, with the consent of such successor corporation, provide for the consideration to be received in connection with such option to be solely common stock of such successor equal in fair market value to the per share consideration received by holders of Common Stock in the
Article 17 Event.

      Article 18. Method of Exercise. Any optionee may exercise his or her option from time to time by giving written notice thereof to the Corporation at its principal office together with payment in full for the shares of Common Stock to be purchased. The date of such exercise shall be the date on which the Corporation receives such notice. Such notice shall state the number of shares to be purchased. The purchase price of any shares purchased upon the exercise of any option granted pursuant to the Plans shall be paid in full at the time of exercise of the option by certified or bank cashier s check payable to the order of the Corporation or, if permitted by the Plan

Administrator, by a promissory note of the optionee or shares of Common Stock, provided that such shares have been owned by the optionee for more than six months on the date of surrender to the Corporation, or by a combination of a check, promissory note and/or shares of Common Stock. The Plan Administrator may, in its sole discretion, permit an optionee to make cashless exercise arrangements, to the extent permitted by applicable law, and may requireo ptionees to utilize the services of a single broker selected by the Plan Administrator in connection with any cashless exercise. No option may be exercised for a fraction of a share of Common Stock. If any portion of the purchase price is paid in shares Common Stock, those shares shall be valued at their then Fair Market Value as determined by the Plan Administrator in accordance with Section 4 of the ISO Plan.

      Article 19. Ten-Year Limitations. Notwithstanding any other provision of the Plans, (a) no option or other award may be granted pursuant to the Plans more than ten years after the date on which the Plans were approvedby the shareholders and (b) any option granted pursuant to Part I of the Program shall, by its terms, not be exercisable more than ten years after the date of grant.

      Article 20. Sunday or Holiday. In the event that the time for the performance of any action orthe giving of any notice is called for under the Plans within a period of time which ends or falls on a Sunday or legal holiday, such period shall be deemed to end or fall on the next day following such Sunday or legal holiday which is not a Sunday or legal holiday.

      Article 21. Applicable Option Plan. In the event that a stock option is granted pursuant to the Program and the Plan Administrator does not specify whether such option has been granted pursuant to the ISO Plan, the Supplemental Plan, the Director Plan or the Advisory Board Plan, such option shall be deemed to be granted pursuant to the Supplemental Plan, the Director Plan or the Advisory Board Plan,as applicable.

     ISO PLAN---The following provisions shall apply with respect to options granted by the Plans administrator pursuant to Part I of the Program:

      Section 1. General. This ISO Plan is Part I of the Program. The Corporation intends that options granted pursuant to the provisions of the ISO Plan will qualify and will be identified as incentive stock options within the meaning of Section 422 of the Code (ISOs). Unless any provision herein indicates to the contrary, this ISO Plan shall be subject to the General Provisions of the Program.

      Section 2. Terms and Conditions. The Plan Administrator may grant ISOs to any employee of the Corporation or its Subsidiaries. The terms and conditions of ISOs granted under the ISO Plan may differ from one another as the Plan Administrator shall, in its discretion, determine, as long as all ISOs granted under the ISO Plan satisfy the requirements of the ISO Plan.

      Section 3. Duration of Options. Each ISO and all rights there under granted pursuant to the terms of the ISO Plan shall expire on the date determined by the Plan Administrator, but in no event shall ISO granted under the ISO Plan expire later than ten years from the date on which the ISO is granted. Notwithstanding the foregoing, any ISO granted under the ISO Plan to any person who owns more than10% of the combined voting power of all classes of stock of the Corporation or any Subsidiary shall expire no later than five years from the date on which the ISO is granted.

      Section 4. Purchase Price. The option price with respect to any ISO granted pursuant to the ISO Plan shall not be less than the Fair Market Value of the shares on the date of the grant of the ISO; except that the option price with respect to any ISO granted pursuant to the ISO Plan to any person who owns more than 10% of the combined voting power of all classes of stock of the Corporation or any Subsidiary shall not be less than 110% of the Fair Market Value of the shares on the date the ISO is granted. For purposes of the Plans, the phrase Fair Market Value shall mean the fair market value of the Common Stock on the date of grant of an ISO or other relevant date. If on such date the Common Stock is listed on the American Stock Exchange or another stock exchange or is quoted on the automated quotation system of NASDAQ, the Fair Market Value shall be the closing sale price (or if such price is unavailable, the average of the high bid price and the low asked price) of a share Common Stock on such date. If no such closing sale price or bid and asked prices are available, the Fair Market Value shall be determined in good faith by the Plan Administrator in accordance with generally accepted valuation principles and such other factors as the Plan Administrator reasonably deems relevant.

      Section 5. Maximum Amount of Options in Any Calendar Year. The aggregate Fair MarketValue (determined as of the time the option is granted) of the Common Stock with respect to which ISOs are exercisable for the first time by any employee during any calendar year (under the terms of the ISO Plan and any other incentive ISO plans of the Corporation and the Subsidiaries) shall not exceed $100,000.

      Section 6. Exercise of Options. Unless otherwise provided by the Plan Administrator at the time of grant or unless the installment provisions set forth herein are subsequently accelerated pursuant to the General Provisions of the Program or otherwise by the Plan Administrator with respect to any one or more previously granted ISOs, ISOs may only be exercised to the following extent during the following periods of time: During:First 3 months after grant First 6 months after grant First 9 months after grant First 12 months after grant First 15 months after grant First 18 months after grant First 21 months after grant First 24 months after grant Beyond 24 months after grant Maximum Percentage of Program Shares Covered byISOs That May be Purchased 0 12.5% 25.0 37.5% 50.0% 62.5% 75.0% 87.5% 100.0%

      Section 7. Failure to Satisfy Applicable Requirements. To the extent that an option intended to be granted pursuant to the provisions of this ISO Plan fails to satisfy one or more requirements of this ISO Plan, it shall be deemed to be a supplemental stock option granted pursuant to the Supplemental Plan set forth as Part II of the Program

      PART II SUPPLEMENTAL PLAN---The following provisions shall apply with respect to options granted by the Plan Administrator pursuant to Part II of the
Program:

      Section 1. General. This Supplemental Plan is Part II of the Program. Any option granted pursuant to this Supplemental Plan shall not be an ISO. Unless any provision herein indicates to the contrary, this Supplemental Plan shall be subject to the General Provisions of the Program.

      Section 2. Terms and Conditions. The Plan Administrator may grant supplemental stock options to any person eligible under Article 4 of the General Provisions. The terms and conditions of options granted under this Supplemental Plan may differ from one another as the Plan Administrator shall, in its discretion, determine as long as all options granted under this Supplemental Plan satisfy the requirements of this Supplemental Plan.

      Section 3. Duration of Options. Each option and all rights thereunder granted pursuant to the terms of this Supplemental Plan shall expire on the date determined by the Plan Administrator.

      Section 4. Purchase Price. The option price with respect to any option granted pursuant to this Supplemental Plan shall be determined by the Plan Administrator at the time of grant, and may be less than, equal to or greater than the Fair Market Value of one share of Common Stock, as determined pursuant to Part I of the Program. In the absence of such a determination, the option price of any such option shall equal to such Fair Market Value.

      Section 5. Exercise of Options. Unless otherwise provided by the Plan Administrator at the time of grant or unless the installment provisions set forth herein are subsequently accelerated pursuant to the General Provisions of the Program or otherwise by the Plan Administrator with respect to any one or more previously granted options, supplement stock options may only be exercised to the following extent during the following periods of time:

                              DURING
                              ------                 -----

                     First 3 months after grant         0

                     First 6 months after grant      12.5%

                     First 9 months after grant      25.0%

                    First 12 months after grant      37.5%

                    First 15 months after grant      50.0%

                    First 18 months after grant      62.5%

                    First 21 months after grant      75.0%

                    First 24 months after grant      87.5%

                   Beyond 24 months after grant       100%

PART III SAR PLAN

The following provisions shall apply with respect to stock appreciation rights granted by the Plan Administrator pursuant to Part III of the Program:

      Section 1. General. This SAR Plan is Part III of the Program.

      Section 2. Terms and Conditions. The Plan Administrator may grant stock appreciation rights (SARs) to any person eligible under Article 4 of the General Provisions. SARS may be granted either in tandem with supplemental stock options or ISOs as described in Section 4 of this SAR Plan or as naked stock appreciation rights Naked Rights as described in Section 5 of this SAR Plan.

      Section 3. Mode of Payment. At the discretion of the Plan Administrator, payments to recipients upon exercise of SARs may be made in (a) cash by bank check, (b) shares of Common Stock having a Fair Market Value (determined in the manner provided in Section 4 of the ISO Plan) equal to the amount of the payment, (c) a note in the amount of the payment containing such terms as are approved by the Plan Administrator or (d) any combination of the foregoing in an aggregate amount equal to the amount of the payment.

      Section 4. Stock Appreciation Right in Tandem with Supplemental Options or ISOs. A SAR granted in tandem with a supplemental stock option or an ISO (in either case, an Option) shall be on the following terms and conditions:

(a) Each SAR shall relate to a specific Option or portion of an Option granted under the Supplemental Plan or the ISO Plan, as the case may be, and may be granted by the Plan Administrator at the same time that the Option is granted or at any time thereafter prior to the last day on which the Option may be exercised.

|_|. (b) A SAR shall entitle a recipient, upon surrender of the unexpired related Option, or a portion thereof, to receive from the Corporation an amount equal to the excess of (i) the Fair Market Value (determined in accordance with Section 4 of the ISO Plan) of the shares of Common Stock which the recipient would have been entitled to purchase on that date pursuant to the portion of the Option surrendered over (ii) the amount which the recipient would have been required to pay to purchase such shares upon exercise of such Option.

|_|. (c) A SAR shall be exercisable only for the same number of shares of Common Stock, and only at the same times, as the Option to which it relates. SARs shall be subject to such other terms and conditions as the Plan Administrator may specify.

|_|. (d) A SAR shall lapse at such time as the related Option is exercised or lapses pursuant to the terms of the Program. On exercise of the SAR, the related Option shall lapse as to the number of shares exercised.

|_|. (e) a SAR can be transferred only when the related Option is transferred and under the same conditions.

|_|. (f) a SAR may be exercised only when the Fair Market Value (determined in accordance with Section 4 of the ISO Plan) of the Program Shares subject to such SAR exceeds the exercise price of the related Option.

      Section 5. Naked Stock Appreciation Right. SARs granted by the Plan Administrator as naked stock appreciation rights (Naked Rights) shall be subject to the following terms and conditions:

|_|. (a) The Plan Administrator may award Naked Rights to recipients for such periods as the Plan Administrator determines. Each Naked Right shall represent the right to receive the excess of the Fair Market Value of one share of Common Stock (determined in accordance with Section 4 of the ISO Plan) on the date of exercise of the Naked Right over the Fair Market Value of one share of Common Stock (determined in accordance with Section 4 of the ISO Plan) on the date the Naked Right was awarded to the recipient.

|_|. (b) Unless otherwise provided by the Plan Administrator at the time of award or unless the installment provisions set forth herein are subsequently accelerated pursuant to the General Provisions of the Program or otherwise by the Plan Administrator with respect to any one or more previously granted Naked Rights, Naked Rights may only be exercised to the following extent during the following periods of employment or service as a consultant or director:

      Maximum Percentage of Naked Rights That May be Exercised

                            DURING
                            ------                  -----

                  First 3 months after grant           0

                  First 6 months after grant        12.5%

                  First 9 months after grant        25.0%

                 First 12 months after grant        37.5%

                 First 15 months after grant        50.0%

                 First 18 months after grant        62.5%

                 First 21 months after grant        75.0%

                 First 24 months after grant        87.5%

                Beyond 24 months after grant         100%

            (c) The Naked Rights solely measure and determine the amounts to be paid to recipients upon exercise as provided in Section 5(a). Naked Rights do not represent Common Stock or any right to receive Common Stock. The Corporation shall not hold in trust or otherwise segregate amounts which may become payable to recipients of Naked Rights; such funds shall be part of the general funds of the Corporation. Naked Rights shall constitute an unfunded contingent promise to make future payments to the recipient.

--------------------------------------------------------------------------------

PART IV---PERFORMANCE SHARE PLAN

The following provisions shall apply with respect to performance shares (Performance Shares) granted by the Plan Administrator pursuant to Part IV of the Program:

      Section 1. General. This Performance Share Plan is Part IV of the Program. Unless any provision herein indicates to the contrary, this Performance Share Plan shall be subject to the General Provisions of the Program.

      Section 2. Terms and Conditions. The Plan Administrator may grant Performance Shares to any person eligible under Article 4 of the General Provisions. Each Performance Share grant shall confer upon the recipient thereof the right to receive a specified number of Performance Shares contingent upon the achievement of specified performance objectives within a specified performance objective period including, but not limited to, the recipient's continued employment or status as a director, advisory board member or contracted Board approved consultant through the period set forth in Section 5 of this Performance Share Plan. At the time of an award of Performance Shares, the Plan Administrator shall specify the performance objectives, the performance objective period or periods and the period of duration of the Performance Share grant. Any Performance Shares granted under this Plan shall constitute an unfunded promise to make future payments to the affected person upon the completion of specified conditions.

      Section 3. Mode of Payment. At the discretion of the Plan Administrator, payments of performance shares may be made in (a) shares of Common Stock, (b) a check in an amount equal to the Fair Market Value (determined in the manner provided in Section 4 of the ISO Plan) of the shares of Common Stock to which the performance share award relates, (c) a note in the amount specified above in
Section 3(b) containing such terms as are approved by the Plan Administrator or
(d) any combination of the foregoing in the aggregate amount equal to the amount specified above in Section 3(b).

      Section 4. Performance Objective Period. The duration of the period within which to achieve the performance objectives shall be determined by the Plan Administrator or applicable controlling contract terms. The Plan Administrator or where contract provides the Board of directors shall determine whether performance objectives have been met with respect to each applicable performance objective period. Such determination shall be made promptly after the successful completion of each applicable performance objective event or period, but in no event later than 90 days after the end of each applicable performance objective period. All determinations with respect to the achievement of performance objectives shall be final, binding on and conclusive with respect to each recipient.

      Section 5. Vesting of Performance Shares. Unless otherwise provided by the Plan Administrator at the time of grant or unless the installment provisions set forth herein are subsequently accelerated pursuant to the General Provisions of the Program/applicable contract or otherwise by the Plan Administrator with respect to any one or more previously granted Performance Shares, the Corporation shall pay to the recipient on the date set forth in Column 1 below (Vesting Date) the percentage of the recipient'sPerformance Share award set forth in Column 2 below or the contractual requirement.

                       Column 1                  Column 2
                     Vesting Date               Percentage
                     ------------               ----------

                First 3 months after grant          0
                First 6 months after grant       12.5%
                First 9 months after grant       25.0%
                First 12 months after grant      37.5%
                First 15 months after grant      50.0%
                First 18 months after grant      62.5%
                First 21 months after grant      75.0%
                First 24 months after grant      87.5%
                Beyond 24 months after grant      100%

PART V --DIRECTOR PLAN

      The following provisions shall apply with respect to options granted by the Plan Administrator pursuant to Part V of the Program:

      Section 1. General. This Director Plan is Part V of the Program. Any option granted pursuant to this Director Plan shall not be an ISO. Unless any provision herein indicates to the contrary, this Director Plan shall be subject to the General Provisions of the Program.

      Section 2. Terms and Conditions. The Plan Administrator may grant options to any non-employee director of the Corporation. The terms and conditions of options granted under this Director Plan may differ from one another as the Plan Administrator shall, in its discretion, determine as long as all options granted under this Director Plan satisfy the requirements of this Director Plan.

      Section 3. Duration of Options. Each option and all rights there under granted pursuant to the terms of this Director Plan shall expire on the date determined by the Plan Administrator.

      Section 4. Purchase Price. The option price with respect to any option granted pursuant to this Director Plan shall not be less than the Fair Market Value (determined in the manner provided in Section 4 of the ISO Plan) on the date of grant of the option. In the absence of a determination of the option price by the Plan Administrator, the option price of any such option shall equal to such Fair Market Value.

      Section 5. Exercise of Options. Unless otherwise provided by the Plan Administrator at the time of grant or unless the installment provisions set forth herein are subsequently accelerated pursuant to the General Provisions of the Program or otherwise by the Plan Administrator with respect to any one or more previously granted options, options granted pursuant to this Director Plan may only be exercised to the following extent during the following periods of time:

  Maximum Percentage of Program Shares Covered by Option That May be Purchased

                         DURING
                         ------                    -----

              First 3 months after grant              0

              First 6 months after grant           12.5%

              First 9 months after grant           25.0%

             First 12 months after grant           37.5%

             First 15 months after grant           50.0%

             First 18 months after grant           62.5%

             First 21 months after grant           75.0%

             First 24 months after grant           87.5%

            Beyond 24 months after grant            100%

--------------------------------------------------------------------------------

PART VI ADVISORY DIRECTOR PLAN

      The following provisions shall apply with respect to options granted by the Plan Administrator pursuant to Part VI of the Program:

      Section 1. General. This Advisory Board Plan is Part VI of the Program. Any option granted pursuant to this Advisory Board Plan shall not be an ISO. Unless any provision herein indicates to the contrary, this Advisory Board Plan shall be subject to the General Provisions of the Program.

      Section 2. Terms and Conditions. The Plan Administrator may grant options to any member of any advisory board to the Corporation or any Subsidiary (an Advisory Board). The terms and conditions of options granted under this Advisory Board Plan may differ from one another as the Plan Administrator shall, in its discretion, determine as long as all options granted under this Advisory Board Plan satisfy the requirements of this Advisory Board Plan.

      Section 3. Duration of Options. Each option and all rights there-under granted pursuant to the terms of this Advisory Board Plan shall expire on the second anniversary of the date of grant unless otherwise determined by the Plan Administrator.

      Section 4. Purchase Price. The option price with respect to any option granted pursuant to this Advisory Board Plan shall not be less than the Fair Market Value (determined in the manner provided in Section 4 of the ISO Plan) on the date of grant of the option. In the absence of a determination of the option price by the Plan Administrator, the option price of any such option shall equal to the greater of such Fair Market Value or $1.00 per share.

      Section 5. Exercise of Options. Unless otherwise provided by the Plan Administrator at the time of grant or unless the installment provisions set forth herein are subsequently accelerated pursuant to the General Provisions of the Program or otherwise by the Plan Administrator with respect to any one or more previously granted options, options granted pursuant to this Advisory Board Plan may only be exercised if the recipient satisfies the meeting attendance requirements specified in such recipients agreement with the Corporation or any Subsidiary with respect to membership on the Advisory Board on which the recipient has agreed to serve.

THE 2003 CONSULTANTS STOCK OPTION, STOCK WARRANT AND STOCK AWARD PLAN

Appendix B-1

      The purpose of the 2003 Consultants Stock Option, Stock Warrant and Stock Award Plan (the "2003

Consultants Plan"). adopted by board action December 22, 2003 is to enable us to pay for certain consulting services provided to us by individuals with our equity securities when it is in our best interest to do so to preserve cash for other purposes, and to provide these persons with an additional incentive to contribute to our success. The material provisions of the 2003 Consultants Plan are outlined herein. Shareholders are urged to read the 2003 Consultants Plan in its entirety.

Administration The 2003 Consultants Plan provides that it will be administered by our Board of Directors or any duly created committee appointed by our Board and charged with the administration of the 2003 Consultants Plan. We will refer to our Board or any committee of our Board which administers the 2003 Consultants Plan as the "Plan Administrator". It currently is anticipated that the 2003 Consultants Plan will be administered by a committee consisting of three directors to be designated by the Board, except as otherwise required by the regulations of the Securities and Exchange Commission or the rules of the American Stock Exchange.

Structure The 2003 Consultants Plan actually consists of four different plans:

      o a plan which contemplates the grant of non-qualified stock options (which we refer to as "options");

      o a plan which contemplates the grant of warrants (which we refer to as "warrants");

      o a plan which contemplates the grant of restricted Common Stock (which we refer to as "restricted stock"); and

      o a plan which contemplates the grant of unrestricted Common Stock (which we refer to as "unrestricted stock");

Award Agreements Within 60 days of the award under the 2003 Consultants Plan of any option or warrant, the recipient shall be required to sign a written agreement with us (which we refer to as an "Award Agreement") that contains the terms that govern such option or warrant. If the recipient fails to deliver a signed Award Agreement to us within such 60-day period, the option or warrant will expire. Concurrently with the award of restricted stock, the recipient shall executed and deliver to us an Award Agreement. We have no current agreements, plans or other arrangements to issue any or our securities under the 2003 Consultants Plan.

Type of Options All options granted under the 2003 Consultants Plan will be non-qualified stock options.

Other Awards In addition to options, the 2003 Consultants Plan authorizes the grant of warrants, restricted stock and unrestricted stock. Restricted stock permits the Company to condition the award on the attainment of specific performance goals based on a criteria established by the Plan Administrator at the time of each award of restricted stock.

Eligibility All natural persons who provide bona fide services, other than services in connection with the offer or sale of our securities in a capital-raising transaction, to the Company or its subsidiaries or parent corporations are eligible to participate in the 2003 Consultants Plan. No participant in the 2003 Consultants Plan may directly or indirectly promote or maintain a market for our securities. Grants under the 2003 Consultants Plan are discretionary. We are unable, at the present time, to determine the identity or number of consultants who may be granted benefits under the 2003 Consultants Plan in the future.

Exercise Period of Options and Warrants At the time an option or warrant is awarded under the 2003 Consultants Plan, the Plan Administrator may, in its discretion, provide that the option or warrant may be exercised in whole, immediately, or is to be exercisable in increments. Unless earlier terminated by our Board of Directors, the 2003 Consultants Plan will terminate on tenth anniversary of the adoption of the 2003 Consultants Plan by our shareholders. Such termination will have no impact upon options, warrants restricted stock or unrestricted stock granted prior to the termination date. The 2003 Consultants Plan provides that the maximum term for all other options and warrants granted under the 2003 Consultants Plan is ten years.

Exercise Price of Options and Warrants Options and warrants granted under the 2003 Consultants Plan will have an exercise or payment price as established by the Plan Administrator, which price may be less than, equal to or more than the fair market value of the underlying shares on the date of grant. If, on the date of grant, our Common Stock is listed on the American Stock Exchange or another national securities exchange or is quoted on NASDAQ's automated quotation system, the fair market value of our Common Stock will be the closing sale price on such date (and if no shares traded on such date, then the average of the high bid price and the low asked price). Otherwise, the fair market value of our Common Stock will be as determined in good faith by the Plan Administrator in accordance with generally accepted valuation principles and such other factors as the Plan Administrator deems relevant.

Restriction Period of Restricted Stock At the time restricted stock is awarded under the 2003 Consultants Plan, the Plan Administrator shall specify the period during which the restricted stock may not be sold, transferred, pledged or otherwise encumbered (which we refer to as the "Restriction Period"). During the Restriction Period, the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the restricted stock, except that such restricted stock may be used, if the agreement permits, to pay the option or warrant price pursuant to any option or warrant granted under the 2003 Consultants Plan, provided an equal number of shares of Common Stock delivered to the recipient shall carry the same restrictions as the shares of restricted stock so surrendered.

Certificates Evidencing Restricted Stock Stock certificates evidencing restricted Common Stock will be registered in the name of the recipient but will be imprinted with the appropriate legend and returned to us by the recipient together with a signed stock power. The recipient of restricted Common Stock will be entitled to any dividends paid of such restricted Common Stock, except that dividends paid in Common Stock or other property will be subject to the same restrictions as the restricted Common Stock.

Payment Upon exercise of an option or warrant granted under the 2003 Consultants Plan, the recipient will be required to provide the payment price in full by certified or bank cashier's check or, if permitted by the Plan Administrator, in its sole discretion (i) by a promissory note of the recipient, (ii) by surrender of shares of our Common Stock valued at fair market value on the date of exercise, (iii) by surrender of then exercisable options or warrants, which if exercised would have a value in excess of the exercise price equal to the payment in full of the exercise price of the options to be exercised (commonly known as a "cashless exercise"), or (iv) by a combination of the foregoing. In connection with any exercise of options or warrants, we have the right to collect at such time, or withhold from any payments which may be then made under the 2003 Consultants Plan, all taxes required to be withheld under applicable law.

Transferability Options, warrants, restricted stock and unrestricted stock granted under the 2003 Consultants Plan generally will be transferable, subject to applicable federal and state securities laws that may restrict such transfer in the absence of registration or an exemption from registration.

Death or Disability If the recipient of restricted stock dies or becomes disabled during the Restriction Period, the restricted stock shall become free of all restrictions.

Amendment and Termination The 2003 Consultants Plan may be amended or terminated at any time by our Board of Directors, except that no amendment may be made without shareholder approval if such approval is required by any applicable laws or regulations and, in no event, may an amendment or revision alter or impair an outstanding option, warrant, restricted stock or unrestricted stock without the consent of the affected holder thereof. No options, warrants, restricted stock or unrestricted stock may be awarded after termination of the 2003 Consultants Plan, although termination of the 2003 Consultants Plan will not affect the status of any option, warrant, restricted stock or unrestricted stock awarded prior to such time.

Shares Subject to the Plan A total of 7,000,000 shares of Common Stock (subject to adjustment as described below) may be issued under the 2003 Consultants Plan, which shares may be authorized and unissued shares or treasury shares.

Adjustments The number of shares available for award under the 2003 Consultants Plan and the shares covered by options and warrants will be adjusted equitably for stock splits, stock dividends, recapitalizations, mergers and other changes in our capital stock. Comparable changes will be made to the exercise price of outstanding options and warrants. If any option or warrant terminates, for any reason and without having been exercised in full, the shares of Common Stock issuable upon exercise of the unexercised portion thereof will again become available for awards under the 2003 Consultants Plan. In any restricted stock if forfeited because the specific performance goals set forth in the Award Agreement are not attained, such restricted stock will again become available for awards under the 2003 Consultants Plan.

Change In Control The 2003 Consultants Plan provides that all outstanding options, warrants and restricted stock, including then unvested options or warrants, will become vested and immediately exercisable, in the case of options and warrants, or free from all restriction, in the case of restricted stock, upon the occurrence of a "change in control event." The 2003 Consultants Plan provides, in general, that a "change in control event" shall be deemed to occur upon any of the events specified in the Award Agreement. Unless the Plan Administrator sets forth other or additional events in the Award Agreement, the following events shall be "change in control" events:

      o the consummation of any merger of the Company in which the Company is not the surviving corporation, unless the shareholdersof the Company before the transaction continue to own at least 25 % of the outstanding voting Common Stock after the merger;

      o the consummation of any sale, lease, exchange or other transfer of all or substantially all of the assets of the Company;

      o approval by our shareholders of a plan of liquidation or dissolution of the Company; or

      o any other action pursuant to which any person (as defined in Section 13(d) of the Securities Exchange Act of 1934) shall become the beneficial owner of more than 50% of our outstanding voting securities.

Additional Limitation The 2003 Consultants Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not intended to be qualified under Section 401(a) of the Code.

                      U.S. Federal Income Tax Consequences

BECAUSE OF THE COMPLEXITY OF THE FEDERAL INCOME TAX LAWS AND THE VARIED APPLICABILITY OF STATE, LOCAL AND FOREIGN INCOME TAX LAWS, THE FOLLOWING DISCUSSION OF TAX CONSEQUENCES IS GENERAL IN NATURE AND RELATES SOLELY TO FEDERAL INCOME AND EMPLOYMENT TAX MATTERS.

            The grant of options or warrants will not result in income for the recipient or a tax deduction by reason of such grant for the Company. Upon the exercise of an option or warrant, the holder will recognize compensation income, which is subject to Federal income tax at ordinary income rates, which generally are higher than the tax rates imposed on long-term capital gains. The amount of income recognized will equal the excess of the fair market value of the Common Stock on the exercise date over the exercise price, if any. We generally will be entitled to a tax deduction in an amount equal to the compensation income then recognized by the optionee. If the shares acquired upon such exercise are held for more than one year before disposition, any gain on disposition of such shares will be treated as long-term capital gain. If the shares acquired upon such exercise are held for more than one year before disposition, any gain on disposition of such shares will be treated as long-term capital gain.

      In general, if the holder of an option or warrant in exercising such option or warrant tenders shares of our Common Stock in partial or full payment of the option or warrant price, no gain or loss will be recognized on the tender. The tax basis the holder had in the tendered shares will be transferred to an equal number of shares of the Common Stock issued upon the exercise of the option or warrant and the tax basis of the remaining shares of such Common Stock will have a tax basis equal to the sum of any cash paid upon such exercise plus an amount included in income by the holder on account of exercising such option or warrant.

      Upon receipt of unrestricted stock, the recipient will recognize compensation income, which is subject to Federal income tax at ordinary income rates, which generally are higher than the tax rates imposed on long-term capital gains. The amount of income recognized will equal the fair market value of the Common Stock at the time of receipt. We generally will be entitled to a tax deduction in an amount equal to the compensation income then recognized by the recipient.

      Upon receipt of restricted stock, a recipient who fails to make a timely election under section 83(b) of the Code, will recognize, at the time the restrictions lapse, compensation income, which is subject to Federal income tax at ordinary income rates, which generally are higher than the tax rates imposed on long-term capital gains. The amount of income recognized will equal the then fair market value of the Common Stock. We generally will be entitled to a tax deduction in an amount equal to the compensation income then recognized by the recipient.

      Upon receipt of restricted stock, a recipient who makes a timely election under section 83(b) of the Code will recognize compensation income, which is subject to Federal income tax at ordinary income rates, which generally are higher than the tax rates imposed on long-term capital gains. The amount of income recognized will equal the fair market value of the Common Stock at the time of receipt, determined without taking into account any discount based on the restriction. If such shares are held for more than one year before disposition, any gain on their disposition will be treated as long term capital gain.

Vote Required: Our proposed 1999 Plan will be deemed approved if a majority of the votes cast at the meeting are cast for such proposal, assuming a quorum is present.

DOCUMENTS INCORPORATED BY REFERENCE

Mediscience Technology corp.10-K February 28, 2003

Mediscience Technology corp.10-Q October 14, 2003

The Company's website. MEDISCIENCETECH.com

Board of Directors has six structured standing committees: Audit Committee, Committee on Corporate Governance, Compensation and Benefits Committee, Executive Committee, Finance Committee, and Committee on Public Policy and Social Responsibility. See Company's website. MEDISCIENCETECH.com for additional Company information.

8-K dtd 1-22-2003

8-K dtd 3-13-2003